                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                          AARP CASH INVESTMENT FUNDS
                              AARP GROWTH TRUST
                              AARP INCOME TRUST
                   AARP MANAGED INVESTMENT PORTFOLIOS TRUST
                          AARP TAX FREE INCOME TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

[AARP Mutual Funds from Scudder Logo]


                                                                October 20, 1998


                           AARP CASH INVESTMENT FUNDS
                               AARP GROWTH TRUST
                               AARP INCOME TRUST
                    AARP MANAGED INVESTMENT PORTFOLIOS TRUST
                           AARP TAX FREE INCOME TRUST

                                 IMPORTANT NEWS

                           FOR AARP FUND SHAREHOLDERS

     While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting your Fund that will be the subject of a shareholder vote.

                          Q & A: QUESTIONS AND ANSWERS

Q:  WHAT IS HAPPENING?


A: Zurich Insurance Company ("Zurich"), which is the majority owner of your Fund's investment manager, Scudder Kemper Investments, Inc. ("Scudder Kemper"), has combined its businesses with the financial services businesses of B.A.T Industries p.l.c. ("B.A.T"). The resulting company, Zurich Financial Services ("Zurich Financial Services"), has become Zurich's parent company. Although this transaction will have virtually no effect on the operations of Scudder Kemper or your Fund, we are asking the Fund's shareholders to approve a new investment management agreement to assure that there is no interruption in the services Scudder Kemper provides to your Fund. The following pages give you additional information about Zurich Financial Services, the new investment management agreement and certain other matters. THE BOARD MEMBERS OF YOUR FUND, INCLUDING THOSE WHO ARE NOT AFFILIATED WITH THE FUND, SCUDDER KEMPER OR ZURICH, RECOMMEND THAT YOU VOTE FOR APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT.


Q:  WHY AM I BEING ASKED TO VOTE ON THE NEW INVESTMENT MANAGEMENT AGREEMENT?

A: As a result of the Zurich-B.A.T transaction, the former shareholders of B.A.T indirectly own a 43% interest in Zurich through a new holding company, Allied Zurich p.l.c. This change in ownership of Zurich may be deemed to have caused a "change in control" of Scudder Kemper, even though

Scudder Kemper's operations will not change as a result. The Investment Company Act of 1940, which regulates investment companies such as your Fund, requires that fund shareholders approve a new investment management agreement whenever there is a change in control of a fund's investment manager (even in the most technical sense). Pursuant to an exemptive order issued by the Securities and Exchange Commission, your Fund entered into a new investment management agreement, subject to receipt of shareholder approval within 150 days. Accordingly, we are seeking shareholder approval of the new investment management agreement with your Fund.

Q:  HOW WILL THE ZURICH-B.A.T TRANSACTION AFFECT ME AS A FUND SHAREHOLDER?


A: We do not expect the transaction to affect you as a Fund shareholder. Your Fund and your Fund's investment objectives will not change as a result of the transaction. You will still own the same shares in the same Fund. The new investment management agreement is substantially identical to the former investment management agreement, except for the dates of execution and termination and the addition of a provision requiring the Investment Manager to monitor the calculation of net asset value. Similarly, the other service arrangements between your Fund and Scudder Kemper or affiliates of Scudder Kemper will not be affected by the transaction. If shareholders do not approve the new investment management agreement, the agreement will terminate and the Board Members of your Fund will take such action as they deem to be in the best interests of your Fund and its shareholders.


Q:  WILL THE INVESTMENT MANAGEMENT FEES INCREASE?

A: No, the investment management fee rates paid by your Fund will remain the same.

Q:  WHAT OTHER MATTERS AM I BEING ASKED TO VOTE ON?


A: Shareholders are also being asked to vote for approval of a new Member Services Agreement between Scudder Kemper Investments, Inc. and AARP Financial Services Corp. on the same terms as the former Member Services Agreement. In addition, shareholders of AARP U.S. Stock Index Fund are being asked to vote for approval of a new sub-advisory agreement on the same terms as the former sub-advisory agreement. Lastly, in order to save your Fund the expense of a subsequent meeting, a vote is also being sought for a revision of your Fund's fundamental lending policy to give the Board of your Fund discretionary authority to permit your Fund to enter into

                                                (continues on inside back cover)
    interfund lending arrangements, subject to Securities and Exchange Commission approval.

Q:  HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?

A: After careful consideration, the Board Members of your Fund, including those who are not affiliated with the Fund, Scudder Kemper or Zurich, recommend that you vote FOR the Proposals on the enclosed proxy card(s).

Q:  WILL THE FUND PAY FOR THIS PROXY SOLICITATION?

A:  No, Zurich or its affiliates will bear these costs.

Q:  WHOM DO I CALL FOR MORE INFORMATION?


A: Please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-248-3170.

                           AARP CASH INVESTMENT FUNDS
                               AARP GROWTH TRUST
                               AARP INCOME TRUST
                    AARP MANAGED INVESTMENT PORTFOLIOS TRUST
                           AARP TAX FREE INCOME TRUST

                            Two International Place
                          Boston, Massachusetts 02110


                                                                October 20, 1998


Dear Shareholders:

     Zurich Insurance Company, the majority owner of Scudder Kemper Investments, Inc., has combined its businesses with the financial services businesses of B.A.T Industries p.l.c. The resulting company, Zurich Financial Services, has become the parent company of Zurich and the majority owner of Scudder Kemper. As a result of this transaction, we are asking the shareholders of each of the funds for which Scudder Kemper acts as investment manager, including your Fund, to approve a new investment management agreement with Scudder Kemper.

     The Zurich-B.A.T transaction should not affect you as a Fund shareholder. Your Fund shares will not change, the advisory fee rates and expenses paid by your Fund will not increase, the investment objectives of your Fund will remain the same, and, as is now the case, you will not pay sales loads on purchases of shares of your Fund.


     Shareholders are also being asked to approve certain other matters that have been set forth in the Notice of Meetings. AFTER CAREFUL REVIEW, THE MEMBERS OF YOUR FUND'S BOARD HAVE APPROVED THE NEW INVESTMENT MANAGEMENT AGREEMENT. THE BOARD MEMBERS OF YOUR FUND BELIEVE THAT EACH OF THE PROPOSALS SET FORTH IN THE NOTICE OF MEETINGS FOR YOUR FUND IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR ALL PROPOSALS.


     Because all of the funds for which Scudder Kemper acts as investment manager are holding shareholder meetings, if you own shares of more than one fund, you will receive more than one proxy card. Please sign and return each proxy card you receive.

     Your vote is important. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. If we do not receive your executed proxy card(s) after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote.

Respectfully,

/s/ Linda C. Coughlin
Linda C. Coughlin
Chairperson


WE URGE YOU TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

                           AARP CASH INVESTMENT FUNDS
                               AARP GROWTH TRUST
                               AARP INCOME TRUST
                    AARP MANAGED INVESTMENT PORTFOLIOS TRUST
                           AARP TAX FREE INCOME TRUST

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS


     Please take notice that Special Meetings of Shareholders (each a "Special Meeting") of each series listed on Appendix 1 to the Proxy Statement of each AARP Trust listed above (each Trust is a "Trust," collectively, the "Trusts" and each such series is referred to herein as a "Fund" and, collectively, the "Funds"), will be held jointly at the offices of Scudder Kemper Investments, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110, on December 15, 1998, at 9:00 a.m., Eastern time, for the following purposes:


        PROPOSAL 1:    To approve a new investment management agreement for each
                       Fund with Scudder Kemper Investments, Inc.;


        PROPOSAL 2:    (For shareholders of AARP U.S. Stock Index Fund only) To
                       approve a new subadvisory agreement for the Fund between Scudder Kemper Investments, Inc. and Bankers Trust
                       Company;


        PROPOSAL 3:    To approve a new Member Services Agreement between AARP
                       Financial Services Corp. and Scudder Kemper Investments,
                       Inc.; and

        PROPOSAL 4:    To approve the revision of each Fund's fundamental
                       lending policy.


     The appointed proxies will vote in their discretion on any other business as may properly come before a Special Meeting or any adjournments thereof.


     Holders of record of shares of each Fund at the close of business on October 19, 1998 are entitled to vote at the Special Meeting and at any adjournments thereof.

     In the event that the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Special Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the concerned Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposals and will vote against any such adjournment those proxies to be voted against the Proposals.

                                             By Order of the Boards of Trustees,

                                                            /s/ Kathryn U. Quirk
                                                                Kathryn L. Quirk
                                                                       Secretary


October 20, 1998


IMPORTANT--WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE SPECIAL MEETINGS. IF YOU CAN ATTEND THE SPECIAL MEETINGS AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                           AARP CASH INVESTMENT FUNDS
                               AARP GROWTH TRUST
                               AARP INCOME TRUST
                    AARP MANAGED INVESTMENT PORTFOLIOS TRUST
                           AARP TAX FREE INCOME TRUST

                            Two International Place
                          Boston, Massachusetts 02110

                             JOINT PROXY STATEMENT

GENERAL


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of each of the AARP Trusts listed above (each Trust is a "Trust," collectively, the "Trusts") for use at the Special Meeting of Shareholders of each Trust's series that are listed on Appendix 1 hereto (each such series is referred to herein as a "Fund" and, collectively, the "Funds"), to be held jointly at the offices of Scudder Kemper Investments, Inc. ("Scudder Kemper"), 13th Floor, Two International Place, Boston, Massachusetts 02110, on December 15, 1998 at 9:00 a.m., Eastern time, and at any and all adjournments thereof (the "Special Meeting").


     In the descriptions of the Proposals below, the word "fund" is sometimes used to mean investment companies or series thereof in general, and not the Funds whose proxy statement this is. In addition, in this Proxy Statement, for simplicity, actions are described as being taken by a Fund that is a series of a Trust, although all actions are actually taken by the respective Trust on behalf of the applicable series.


     This Proxy Statement, the Notice of Special Meetings and the proxy cards are first being mailed to shareholders on or about October 20, 1998 or as soon as practicable thereafter. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Funds, c/o Scudder Kemper Investments, Inc., at Two International Place, Boston, Massachusetts 02110) or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposals referred to in the Proxy Statement.


     The presence at any shareholders' meeting, in person or by proxy, of the holders of a majority of the shares of a Fund entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Special Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal that did not receive the vote necessary for its passage or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the concerned Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at a Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.


     Each Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of a Fund. The term "majority of the outstanding voting securities," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of each Fund present at the meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (2) more than 50% of the outstanding voting securities of each Fund.

     Abstentions will have the effect of a "no" vote on each Proposal. Broker non-votes will have the effect of a "no" vote on each Proposal, each of which requires the approval of a specified percentage of the outstanding shares of each Fund, if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding voting securities of the Fund. Broker non-votes will not constitute "yes" or "no" votes, and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Fund present at the Special Meeting with respect to each Proposal.

     Shareholders of each Fund will vote separately with respect to each Proposal.

     Holders of record of the shares of each Fund at the close of business on October 19, 1998 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting. The table provided in Appendix 2 hereto sets forth the number of shares outstanding for each Fund as of June 30, 1998.

     Appendix 3 sets forth the beneficial owners of at least 5% of a Fund's shares. To the best of each Trust's knowledge, as of June 30, 1998, no person owned beneficially more than 5% of any Fund's outstanding shares, except as stated in Appendix 3.

     Appendix 4 hereto sets forth the number of shares of each Fund owned directly or beneficially by the Trustees of the relevant Board.


     Each Fund provides periodic reports to all of its shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for each Fund and a copy of any more recent semi-annual report, without charge, by calling 800-253-2277 or writing the Fund, c/o Scudder Kemper Investments, Inc., at Two International Place, Boston, Massachusetts 02110.


                          PROPOSAL 1: APPROVAL OF NEW
                        INVESTMENT MANAGEMENT AGREEMENT

INTRODUCTION


     Scudder Kemper acts as the investment manager to each Fund pursuant to an investment management agreement entered into by each Fund and Scudder Kemper. The investment management agreement in effect between each Fund and Scudder Kemper prior to the consummation of the transaction between Zurich Insurance Company ("Zurich") and B.A.T Industries p.l.c. ("B.A.T") (the "Zurich-B.A.T Transaction" or the "Transaction"), which is described below, is referred to in this Proxy Statement as a "Former Investment Management Agreement," collectively, the "Former Investment Management Agreements." The investment management agreement currently in effect between each Fund and Scudder Kemper, which is also described below, was executed as of the consummation of the Zurich-B.A.T Transaction and is referred to in this Proxy Statement as a "New Investment Management Agreement," collectively, the "New Investment Management Agreements" and, together with the Former Investment Management Agreements, the "Investment Management Agreements." (Scudder Kemper is sometimes referred to in this Proxy Statement as the "Investment Manager.")



     The information set forth in this Proxy Statement and the accompanying materials concerning the Transaction, Scudder Kemper, Zurich, B.A.T and their respective affiliates has been provided to the Funds by Scudder Kemper based upon information that Scudder Kemper received from Zurich and its affiliates.


     On June 26, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") entered into an agreement with Zurich pursuant to which Scudder and Zurich agreed to form an alliance. On December 31, 1997, Zurich acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc. ("Kemper"), a Zurich subsidi-ary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. The transaction between Scudder and Zurich (the "Scudder-Zurich Transaction") resulted in the termination of each Fund's investment management agreement with Scudder. Consequently, the Former Investment Management Agreement between each Fund and Scudder Kemper was approved by each Trust's Board and by each Fund's shareholders.


     The Zurich-B.A.T Transaction. On December 22, 1997, Zurich and B.A.T entered into a definitive agreement (the "Merger Agreement") pursuant to which businesses of Zurich (including Zurich's almost 70% ownership interest in Scudder Kemper) were to be combined with the financial services businesses of B.A.T. On October 12, 1997, Zurich and B.A.T had confirmed that they were engaged in discussions concerning a possible business combination; on October 16, 1997, Zurich and B.A.T announced that they had entered into an Agreement in Principle, dated as of October 15, 1997 (the "Agreement in Principle"), to merge B.A.T's financial services businesses with Zurich's businesses. The Merger Agreement superseded the Agreement in Principle.



     In order to effect this combination, Zurich and B.A.T first reorganized their respective operations. Zurich became a subsidiary of a new Swiss holding company, Zurich Allied AG, and Zurich shareholders became Zurich Allied AG shareholders. At the same time, B.A.T separated its financial services business from its tobacco-related businesses by spinning off to its shareholders a new British company, Allied Zurich p.l.c., 22 Arlington Street, London England SW1A 1RW, United Kingdom, which held B.A.T's financial services businesses.


     Zurich Allied AG then contributed its interest in Zurich, and Allied Zurich p.l.c. contributed the B.A.T financial services businesses, to a jointly owned company, Zurich Financial Services ("Zurich Financial Services"), in each case in exchange for shares of Zurich Financial Services. These transactions were completed on September 7, 1998. As a result, upon the completion of the Transaction, the former Zurich shareholders became the owners (through Zurich Allied AG) of 57% of the voting stock of Zurich Financial Services, and former B.A.T shareholders initially became the owners (through Allied Zurich p.l.c.) of 43% of the voting stock of Zurich Financial Services. Zurich Financial Services now owns Zurich and the financial services businesses previously owned by B.A.T.

     Below is a simplified chart showing the corporate structure of Zurich Financial Services after these transactions:

                     [ZURICH FINANCIAL SERVICES FLOW CHART]

     Corporate Governance. At the closing of the Zurich-B.A.T Transaction, the parties entered into a Governing Agreement that establishes the corporate governance structure for Zurich Allied AG, Allied Zurich p.l.c. and Zurich Financial Services.

     The Board of Directors of Zurich Financial Services consists of ten members, five of whom were initially selected by Zurich and five by B.A.T. Mr. Rolf Huppi,

Zurich's Chairman and Chief Executive Officer, became Chairman and Chief Executive Officer of Zurich Financial Services. In addition to his vote by virtue of his position on the Board of Directors, as Chairman, Mr. Huppi will have a tie-breaking vote on all matters except recommendations of the Audit Committee, recommendations of the Remuneration Committee in respect of the remuneration of the Chairman and the CEO, appointment and removal of the Chairman and CEO, appointments to the Nominations, Audit and Remuneration Committees and nominations to the Board of Directors not made through the Nominations Committee.

     The Group Management Board of Zurich Financial Services has been given responsibility by the Board of Directors for the executive management of Zurich Financial Services and has wide authority for such purpose. Of the 11 initial members of the Group Management Board, eight were members of the Corporate Executive Board of Zurich (including Mr. Edmond D. Villani, CEO of Scudder Kemper, who is responsible for Global Asset Management for Zurich Financial Services), and three were B.A.T executives.

     The Board of Directors of Zurich Allied AG initially consists of 11 members, eight of whom were Zurich directors and three of whom were proposed by B.A.T. The Board of Directors of Allied Zurich p.l.c. also initially consists of 11 members, eight of whom were B.A.T directors and three of whom were proposed by Zurich. The parties have agreed that, as soon as possible, the Boards of Directors of Zurich Financial Services, Zurich Allied AG and Allied Zurich p.l.c. will have identical membership.

     Shareholder resolutions of Zurich Financial Services in general require approval by at least 58% of all shares outstanding.

     The Governing Agreement also contains provisions relating to dividend equalization and provisions intended to ensure equal treatment of Zurich Allied AG and Allied Zurich p.l.c. shareholders in the event of a takeover bid for either company.


     The B.A.T financial services businesses, which, since the closing of the Transaction, are owned by Zurich Financial Services, include: the Farmers Group of Insurance companies; Eagle Star Reinsurance Company Ltd., UK ("Eagle Star") (which Zurich Financial Services has agreed to sell to GE Capital); Allied-Dunbar, one of the leading U.K. unit-linked life insurance and pensions companies; and Threadneedle Asset Management, which was formed initially to manage the investment assets of Eagle Star and Allied-Dunbar, and which, at December 31, 1997, had $58.8 billion under management. Overall, at year-end 1997, the financial services businesses of B.A.T had $79 billion in assets under management, including $18 billion in third party assets.


     Zurich has informed the Funds that the financial services businesses of B.A.T do not include any of B.A.T's tobacco businesses and that, after careful review, Zurich has concluded that the tobacco-related liabilities connected with B.A.T's tobacco business should not adversely affect Zurich or the present Zurich subsidiaries, including Scudder Kemper.

     Governance arrangements that were put in place at the time of the acquisition of Zurich's 70% interest in Scudder Kemper (which are discussed below under "Investment Manager") remain unaffected by the Transaction. These arrangements preclude the making of certain major decisions affecting Scudder Kemper without the approval of Scudder Kemper directors elected by the non-Zurich shareholders of Scudder Kemper.


     Consummation of the Zurich-B.A.T Transaction may be deemed to have constituted an "assignment," as that term is defined in the 1940 Act, of each Fund's Former Investment Management Agreement with Scudder Kemper. As required by the 1940 Act, each of the Former Investment Management Agreements provided for its automatic termination in the event of its assignment. Accordingly, a New Investment Management Agreement between each Fund and Scudder Kemper was approved by the Board members of each Fund and is now being proposed for approval by shareholders of each Fund. Scudder Kemper has received an exemptive order from the Securities and Exchange Commission (the "SEC" or the "Commission") permitting each Fund to obtain shareholder approval of its New Investment Management Agreement within 150 days after the consummation of the Transaction, which occurred on September 7, 1998 (and, consequently, within 150 days after the termination of its Former Investment Management Agreement), instead of before the consummation of the Transaction. Pursuant to the exemptive order, each Fund's investment management fees are being held in escrow until the earlier of shareholder approval of the Fund's New Investment Management Agreement or the expiration of the 150 day period. A copy of the master form of New Investment Management Agreement is attached hereto as Exhibit A. THE NEW INVESTMENT MANAGEMENT AGREEMENT FOR EACH FUND IS SUBSTANTIALLY IDENTICAL TO THE CORRESPONDING FORMER INVESTMENT MANAGEMENT AGREEMENT, EXCEPT FOR THE DATES OF EXECUTION AND TERMINATION AND THE ADDITION OF A PROVISION REQUIRING THE INVESTMENT MANAGER TO MONITOR THE CALCULATION OF NET ASSET VALUE. In addition, the portfolio managers for each Fund will not change as a result of the Transaction. The material terms of the Investment Management Agreements are described under "Description of the Investment Management Agreements" below.


BOARD'S RECOMMENDATION


     On August 4, 1998, the Board of each Trust met and the Board members of each Trust, including the Board members who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) (the "Non-Interested

Trustees" or "Non-Interested Board members") of any such party, voted to approve the New Investment Management Agreements and to recommend approval to the shareholders of each applicable Fund.

     For information about the Boards' deliberations and the reasons for their recommendation, please see "Board's Evaluation" below.

BOARD'S EVALUATION

     The Non-Interested Board members of each Trust have been aware of the proposed Zurich-B.A.T Transaction since the announcement of the Agreement in Principle on October 16, 1997. The Board members of each Trust were informed by Scudder Kemper of significant subsequent developments regarding the Transaction, including the execution of the Merger Agreement on December 22, 1997 and the receipt of necessary regulatory approvals.


     Scudder Kemper subsequently furnished the Non-Interested Trustees with additional information regarding the proposed Transaction, including extensive written information regarding the terms of the proposed Transaction and information regarding the Zurich and B.A.T. organizations. This information was in addition to information furnished by Scudder Kemper, AARP and Bankers Trust Company to the Non-Interested Trustees of each Trust during the year in connection with meetings and discussions relating to the consideration by the Non-Interested Trustees of each Board of the existing contractual relationships between the Funds, AARP and Scudder Kemper and its affiliates, as well as information regarding the New Investment Management Agreements. Presentations regarding the proposed Transaction were made to the Non-Interested Trustees on June 24, 1998 and August 4, 1998 by Scudder Kemper representatives. The Non-Interested Trustees had the opportunity to consider this information with the assistance of their counsel and to ask questions of Scudder Kemper representatives. In the course of these deliberations, Scudder Kemper advised the Non-Interested Trustees that the proposed Transaction would not have a material effect on the operations of the Funds or on their shareholders.



     The Board of each Trust was advised that Zurich intends to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser to an investment company or any of the investment adviser's affiliated persons (as defined in the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be "interested persons" of the investment company's investment adviser or its predecessor adviser. On or prior to the consummation of the Transaction, each of the Boards was in compliance with this provision of Section 15(f). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). No such compensation agreements are contemplated in connection with the Transaction. Zurich or its affiliates will pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds' shareholders as well as other fees and expenses in connection with the Transaction, including the fees and expenses of legal counsel and consultants to the Funds and the Non-Interested Trustees.



     During the course of their deliberations, the Non-Interested Trustees considered a variety of factors, including the nature, quality and extent of the services furnished by Scudder Kemper to the Trusts and their Funds; the necessity of Scudder Kemper's maintaining and enhancing its ability to retain and attract capable personnel to serve the Trusts and their Funds; the investment record of Scudder Kemper in managing the Trusts and their Funds; the increased complexity of the domestic and international securities markets; Scudder Kemper's profitability from advising the Trusts and their Funds; possible economies of scale; comparative data as to investment performance, advisory fees and other fees, including administrative fees, and expense ratios; the risks assumed by Scudder Kemper; the advantages and possible disadvantages to the Trusts and their Funds of having an adviser of the Funds which also serves other investment companies as well as other accounts; possible benefits to Scudder Kemper from serving as manager to the Funds and from affiliates of Scudder Kemper serving the Funds in various other capacities; current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending and appear to be prepared to continue to spend substantial sums to engage personnel and to provide services to competing investment companies; the financial resources of Scudder Kemper and the continuance of appropriate incentives to assure that Scudder Kemper will continue to furnish high quality services to the Trusts and their Funds. The Non-Interested Board members of each Trust considered the foregoing factors with respect to each of the applicable Funds. In addition, with respect to the AARP U.S. Stock Index Fund, the Non-Interested Trustees of AARP Growth Trust considered similar factors regarding Bankers Trust Company to the extent applicable.


     In addition to the foregoing factors, the Non-Interested Trustees gave careful consideration to the likely impact of the Transaction on the Scudder Kemper organization. In this regard, the Non-Interested Trustees considered, among other things, the fact that the Transaction does not appear to alter in any material respect the substantial autonomy afforded to Scudder Kemper executives over Scudder Kemper's operations, the equity participation and incentives for many Scudder Kemper employees, or Zurich's strategy for the development of its asset management business through Scudder Kemper. Based on the foregoing, the Non-Interested Trustees concluded that the Transaction should cause no reduction in the quality of services provided to the Funds and to the AARP Investment Program. The Non-Interested Trustees of each Board considered the foregoing factors with respect to the Funds and the AARP Investment Program, as applicable.


     On August 4, 1998, the Trustees of each Trust, including the Non-Interested Trustees of each Trust, approved the New Investment Management Agreements.

DESCRIPTION OF THE INVESTMENT MANAGEMENT AGREEMENTS

     Except as disclosed below, all Former and New Investment Management Agreements are substantially identical. Under the Investment Management Agreements, Scudder Kemper provides each Fund with continuing investment management services. The Investment Manager also determines which securities should be purchased, held, or sold, and what portion of each Fund's assets should be held uninvested, subject to each Trust's Charter, By-Laws, investment policies and restrictions, the provisions of the 1940 Act, and such policies and instructions as the Trustees may have determined.

     Each Investment Management Agreement provides that the Investment Manager will provide portfolio management services, place portfolio transactions in accordance with policies expressed in each Fund's registration statement, pay each Fund's office rent, and render significant administrative services on behalf of each Fund (not otherwise provided by third parties) necessary for each Fund's operating as an open-end investment company, including, but not limited to, preparing reports to and meeting materials for each Trust's Board and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of various third-party and affiliated service providers to each Fund (such as each Fund's transfer and pricing agents, fund accounting agent, custodian, accountants and others) and other persons in any capacity deemed necessary or desirable to Fund operations; preparing and making filings with the SEC and other regulatory and self-regulatory organizations, including but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by each Fund's transfer agent; assisting in the preparation and filing of each Fund's federal, state and local tax returns; preparing and filing each Fund's federal excise tax returns pursuant to Section 4982 of the Internal Revenue Code of

1986, as amended; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining or causing to be maintained for each Fund all books, records and reports and any other information required under the 1940 Act, to the extent such books, records and reports and other information are not maintained by each Fund's custodian or other agents of each Fund; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting issues that may arise with respect to each Fund's operations and consulting with each Fund's independent accountants, legal counsel and other agents as necessary in connection therewith; establishing and monitoring each Fund's operating expense budgets; reviewing each Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting each Fund in determining the amount of dividends and distributions available to be paid by each Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of each Trust's Board. The New Investment Management Agreement also provides that the administrative services provided by the Investment Manager include monitoring the calculation of net asset value.


     The Investment Management Agreement for the Funds in AARP Managed Investment Portfolios Trust also provides that the Investment Manager is not required to pay any expenses of the Funds except those expenses specifically allocated to the Investment Manager in the Investment Management Agreement and under the Special Servicing Agreement ("Service Agreement") among the Investment Manager, the Trust, AARP Financial Services Corp. ("AFSC"), Scudder Fund Accounting Corporation, Scudder Service Corporation, Scudder Trust Company, Scudder Investor Services, Inc., and the various funds in which the Trust's Funds may invest ("Underlying Funds"). Under the Service Agreement, the Investment Manager is responsible for arranging all services pertaining to the operation of the Trust, including the services of Scudder Service Corporation and Scudder Fund Accounting Corporation to act as Shareholder Servicing Agent and Fund Accounting Agent, respectively, for each Fund of the Trust.


     Each Investment Management Agreement also provides that the Investment Manager is not required to pay any expenses of any activity primarily intended to result in the sale of Fund securities if and to the extent that (i) the expenses are to be borne by a principal underwriter acting as the distributor;
(ii) the Fund has adopted a Rule 12b-1 Plan providing for the assumption of some or all of those expenses; or (iii) the expenses are required to be borne by Scudder Kemper pursuant to the Investment Company Services Agreement dated October 9, 1984 among the American Association of Retired Persons, AARP/Scudder

Financial Management Company and the Investment Manager. Under each Investment Management Agreement, each Fund is responsible for other expenses, including organizational expenses (including out-of-pocket expenses, but not including the Investment Manager's overhead or employee costs); brokers' commissions or other costs of acquiring or disposing of any portfolio securities of each Fund; legal, auditing and accounting expenses; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; taxes and governmental fees; the fees and expenses of each Fund's transfer agent; expenses of preparing share certificates and any other expenses, including clerical expenses, of issuance, offering, distribution, sale, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of Non-Interested Trustees; the cost of printing and distributing reports, notices and dividends to current shareholders; and the fees and expenses of each Fund's custodians, subcustodians, accounting agent, dividend disbursing agents and registrars. Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of each Fund. Each Fund is also responsible for expenses of shareholders' and other meetings and its expenses incurred in connection with litigation and the legal obligation it may have to indemnify officers and Trustees of each Trust with respect thereto. Each Fund is also responsible for the maintenance of books and records which are required to be maintained by each Fund's custodian or other agents of each Trust; telephone, telex, facsimile, postage and other communications expenses; any fees, dues and expenses incurred by each Fund in connection with membership in investment company trade organizations; expenses of printing and mailing prospectuses and statements of additional information of each Fund and supplements thereto to current shareholders; costs of stationery; fees payable to the Investment Manager and to any other Fund advisors or consultants; expenses relating to investor and public relations; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of each Fund's portfolio securities; and other expenses.

     The Investment Manager is responsible for the payment of the compensation and expenses of all Trustees, officers and executive employees of each Fund (including each Fund's share of payroll taxes) affiliated with the Investment Manager and making available, without expense to each Fund, the services of such Trustees, officers and employees as may duly be elected officers of each Trust, subject to their individual consent to serve and to any limitations imposed by law. Each Fund is responsible for the fees and expenses (specifically including travel expenses relating to Fund business) of Trustees not affiliated with the Investment Manager. Under each Investment Management Agreement, the Investment Manager also pays each Fund's share of payroll taxes, as well as expenses, such as travel expenses (or an appropriate portion thereof), of Trustees and officers of each Trust who are directors, officers or employees of the Investment Manager, except to the extent that such expenses relate to attendance at meetings of the Board of each Trust, or any committees thereof or advisers thereto, held outside Boston, Massachusetts or New York, New York. During each Fund's most recent fiscal year, no compensation, direct or otherwise (other than through fees paid to the Investment Manager), was paid or became payable by each Trust to any of its officers or Trustees who were affiliated with the Investment Manager.

     The Investment Manager does not receive a fee for its services from any Fund under the Investment Management Agreement for AARP Managed Investment Portfolios Trust, since it expects to receive additional compensation under investment management agreements currently in effect between the Investment Manager and the Underlying Funds due to growth in the assets of the Underlying Funds resulting from investment in the Underlying Funds by the Funds in AARP Managed Investment Portfolios Trust.

     Each Investment Management Agreement provides that the Fund pays the Investment Manager a fee for management and administrative services. The management fee consists of two elements: a Base Fee and an Individual Fund Fee. The Base Fee is calculated as a percentage of the combined net assets of all of the AARP Funds. Each Fund pays as its portion of the Base Fee an amount equal to the ratio of its daily net assets to the daily net assets of all of the AARP Funds. Specifically, for the first $2 billion in assets, the annual base fee rate is 0.35%; for the next $2 billion, 0.33%; for the next $2 billion, 0.30%; for the next $2 billion, 0.28%; for the next $3 billion, 0.26%; for the next $3 billion, 0.25%; and thereafter, 0.24%.

     In addition to the Base Fee, each Fund pays an Individual Fund Fee based on its net assets. The Individual Fund Fee recognizes the different characteristics of each Fund, the varying levels of complexity of investment research and securities trading required to manage each Fund, as well as the relative value added by the Investment Manager. Each Fund's Individual Fund Fee is set forth in Appendix 5 hereto. As of the end of each Fund's last fiscal year, each Fund had net assets and paid an aggregate management fee to the Investment Manager during such period as also set forth in Appendix 5 hereto.

     Each Investment Management Agreement further provides that the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard by the Investment Manager of its obligations and duties under such agreement. Each Investment Management Agreement also provides that purchase and sale opportunities, which are suitable for more than one client of the Investment Manager, will be allocated by the Investment Manager in an equitable manner. In addition, each Investment Management

Agreement contains a provision stating that it supersedes all prior agreements. There is also a Member Services Agreement between AFSC and Scudder Kemper providing for payment by Scudder Kemper to AFSC of a monthly member services fee based on net assets of the Funds. That agreement is addressed separately in this proxy statement under Proposal 3.

     Under the Investment Management Agreement for AARP U.S. Stock Index Fund, the Investment Manager may retain the services of a subadviser, but at no additional cost to the Fund in connection with its services to the Fund.

     Each Investment Management Agreement may be terminated without penalty upon sixty (60) days' written notice by either party. Each Fund may agree to terminate its Investment Management Agreement either by the vote of a majority of the outstanding voting securities of the Fund, or by a vote of the Board. As stated above, each Investment Management Agreement automatically terminates in the event of its assignment.

     Scudder Kemper or one of its predecessors has acted as the Investment Manager for each Fund since each Fund commenced operations as shown in Appendix 6 hereto. Also shown in Appendix 6 is the date of each Former Investment Management Agreement, the date when each Former Investment Management Agreement was last approved by the shareholders of each Fund, the date when each New Investment Management Agreement was last approved by the Trustees of each Fund and the date to which each New Investment Management Agreement was last continued. Each Former Investment Management Agreement was last submitted to shareholders prior to its becoming effective, as required by the 1940 Act, in connection with the Scudder-Zurich Transaction.

THE NEW INVESTMENT MANAGEMENT AGREEMENTS


     The New Investment Management Agreement for each Fund, which is currently in effect, is dated the date of the consummation of the Transaction, which occurred on September 7, 1998. Each New Investment Management Agreement will be in effect for an initial term ending on August 31, 1999, and may continue thereafter from year to year only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of each Fund, or by the Board and, in either event, the vote of a majority of the Non-Interested Trustees, cast in person at a meeting called for such purpose. In the event that shareholders of a Fund do not approve the New Investment Management Agreement, it will terminate. In such event, each Board will take such action as it deems to be in the best interests of the Fund and its shareholders.


DIFFERENCES BETWEEN THE FORMER AND NEW INVESTMENT MANAGEMENT AGREEMENTS

     The New Investment Management Agreements are substantially identical to the Former Investment Management Agreements, except for the dates of execution and termination and except that the New Investment Management

Agreement provides that the Investment Manager shall monitor the calculation of net asset value.

INVESTMENT MANAGER


     Scudder Kemper, an indirect subsidiary of Zurich which resulted from the combination of the businesses of Scudder and Kemper in connection with the Scudder-Zurich Transaction, is one of the largest and most experienced investment counsel firms in the United States. Scudder was established in 1919 as a partnership and was restructured as a Delaware corporation in 1985. Scudder launched its first fund in 1928. Kemper launched its first fund in 1948. Since December 31, 1997, Scudder Kemper has served as investment adviser to Scudder, Kemper and AARP funds. As of August 31, 1998, Scudder Kemper has more than $241.1 billion in assets under management. The principal source of Scudder Kemper's income is professional fees received from providing continuing investment advice. Scudder Kemper provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.



     Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office (and the home offices of Zurich Financial Services and Zurich Allied AG) is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world. Zurich owns approximately 70% of the Investment Manager, with the balance owned by the Investment Manager's officers and employees.



     As stated above, Scudder Kemper is a Delaware corporation. Rolf Huppi* is the Chairman of the Board and Director, Edmond D. Villani(#) is the President, Chief Executive Officer and Director, Stephen R. Beckwith(#) is the Treasurer and Chief Financial Officer, Kathryn L. Quirk(#) is the General Counsel, Chief Compliance Officer and Secretary, Lynn S. Birdsong(#) is a Corporate Vice President and Director, Cornelia M. Small(#) is a Corporate Vice President and Director, Laurence Cheng* is a Director, and each of Gunther Gose* and William
H. Bolinder(+) is a Director of the Investment Manager. The principal occupation of each of Edmond D. Villani, Stephen R. Beckwith, Kathryn L. Quirk, Lynn S. Birdsong and Cornelia M. Small is serving as a Managing Director of the Investment Manager; the principal occupation of Rolf Huppi is serving as an


------------------------------


* Mythenquai 2, Zurich, Switzerland


(#) 345 Park Avenue, New York, New York


(+) 1400 American Lane, Schaumburg, Illinois officer of Zurich; the principal occupation of Laurence Cheng is serving as a senior partner of Capital Z Partners, an investment fund; the principal occupation of Gunther Gose is serving as the Chief Financial Officer of Zurich Financial Services; the principal occupation of William H. Bolinder is serving as a member of the Group Executive Board of Zurich Financial Services. Appendix 7 includes information regarding each Trustee and officer of each Trust who is associated with Scudder Kemper.


     The outstanding voting securities of the Investment Manager are held of record 36.63% by Zurich Holding Company of America ("ZHCA"), a subsidiary of Zurich; 32.85% by ZKI Holding Corp. ("ZKIH"), a subsidiary of Zurich; 20.86% by Stephen R. Beckwith, Lynn S. Birdsong, Kathryn L. Quirk, Cornelia M. Small and Edmond D. Villani, in their capacity as representatives (the "Management Representatives") of the Investment Manager's management holders and retiree holders pursuant to a Second Amended and Restated Security Holders Agreement (the "Security Holders Agreement") among the Investment Manager, Zurich, ZHCA, ZKIH, the Management Representatives, the management holders, the retiree holders and Edmond D. Villani, as trustee of Scudder Kemper Investments, Inc. Executive Defined Contribution Plan Trust (the "Plan Trust"); and 9.66% by the Plan Trust. There are no outstanding non-voting securities of the Investment Manager.

     Pursuant to the Security Holders Agreement (which was entered into in connection with the Scudder-Zurich Transaction), the Board of Directors of the Investment Manager consists of four directors designated by ZHCA and ZKIH and three directors designated by Management Representatives.

     The Security Holders Agreement requires the approval of a majority of the Scudder-designated directors for certain decisions, including changing the name of Scudder Kemper, effecting an initial public offering before April 15, 2005, causing Scudder Kemper to engage substantially in non-investment management and related business, making material acquisitions or divestitures, making material changes in Scudder Kemper's capital structure, dissolving or liquidating Scudder Kemper, or entering into certain affiliated transactions with Zurich. The Security Holders Agreement also provides for various put and call rights with respect to Scudder Kemper stock held by persons who were employees of Scudder at the time of the Scudder-Zurich Transaction, limitations on Zurich's ability to purchase other asset management companies outside of Scudder Kemper, rights of Zurich to repurchase Scudder Kemper stock upon termination of employment of Scudder Kemper personnel, and registration rights for stock held by stockholders of Scudder continuing after the Scudder-Zurich Transaction.

     Directors, officers and employees of Scudder Kemper from time to time may enter into transactions with various banks, including each Fund's custodian bank. It is Scudder Kemper's opinion that the terms and conditions of those transactions will not be influenced by existing or potential custodial or other Fund relationships.


     Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder Kemper, computes net asset value for each Fund. Scudder Service Corporation ("SSC"), also a subsidiary of Scudder Kemper, is the transfer, shareholder servicing and dividend-paying agent for the shares of each Fund. The table provided in Appendix 8 sets forth for each Fund the respective fees paid to SFAC and SSC during the last fiscal year of each Fund.



     SFAC and SSC will continue to provide fund accounting, transfer agency, subaccounting and recordkeeping services to the Funds, as described above, under the current arrangements if the New Investment Management Agreements are approved.


     Exhibit B sets forth (as of each fund's last fiscal year end, unless otherwise noted) the fees and other information regarding investment companies advised by Scudder Kemper that have similar investment objectives to any of the Funds. (See Appendix 5 for information regarding the management fee rate, net assets and aggregate management fee paid for each Fund.)

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS


     To the maximum extent feasible, Scudder Kemper places orders for portfolio transactions through Scudder Investor Services, Inc. ("SIS"), Two International Place, Boston, Massachusetts 02110, which in turn places orders on behalf of the Funds with issuers, underwriters or other brokers and dealers. SIS is a corporation registered as a broker/dealer and a subsidiary of Scudder Kemper. SIS does not receive any commissions, fees or other remuneration from the Funds for this service. In selecting brokers and dealers with which to place portfolio transactions for a Fund, Scudder Kemper will not consider sales of shares of funds currently advised by Scudder Kemper as a decision-making factor, although it may place such transactions with brokers and dealers that sell shares of funds currently advised by Scudder Kemper. When it can be done consistently with the policy of obtaining the most favorable net results, Scudder Kemper (or Bankers Trust, with respect to AARP U.S. Stock Index Fund) may place such orders with brokers and dealers who supply research, market and statistical information to a Fund or to Scudder Kemper. Scudder Kemper is authorized when placing portfolio transactions for Funds in AARP Growth Trust to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of research, market or statistical information. Allocation of portfolio transactions is supervised by Scudder Kemper.


    THE BOARD MEMBERS OF EACH TRUST RECOMMEND THAT THE SHAREHOLDERS OF EACH
                     FUND VOTE IN FAVOR OF THIS PROPOSAL 1.

                     PROPOSAL 2: APPROVAL OR DISAPPROVAL OF

                SUBADVISORY AGREEMENT WITH BANKERS TRUST COMPANY


             (FOR SHAREHOLDERS OF AARP U.S. STOCK INDEX FUND ONLY)


     Scudder Kemper has retained Bankers Trust Company ("Bankers Trust" or "BTC") as subadviser for the AARP U.S. Stock Index Fund ("Index Fund"), a series of AARP Growth Trust, pursuant to a Subadvisory Agreement dated December 31, 1997. Prior to the consummation of the Scudder-Zurich Transaction, Bankers Trust provided investment management services for Index Fund pursuant to a subadvisory agreement dated February 1, 1997, which agreement terminated upon the consummation of the Scudder-Zurich Transaction. Prior to such termination, the Board of AARP Growth Trust and the shareholders of Index Fund each approved a subadvisory agreement between Scudder Kemper and Bankers Trust (the "Former Subadvisory Agreement"), which became effective on December 31, 1997.



     The Former Subadvisory Agreement provided that it shall automatically terminate in the event of the termination (due to assignment or otherwise) of Index Fund's currently effective investment management agreement. As discussed in Proposal 1, consummation of the Transaction may be deemed to have constituted an "assignment," as that term is defined in the 1940 Act, of Index Fund's Former Investment Management Agreement and may therefore have caused a termination of Index Fund's Former Subadvisory Agreement. (See Proposal 1 for more information regarding Index Fund's Former Investment Management Agreement.) Accordingly, a new subadvisory agreement between Scudder Kemper and Bankers Trust with respect to Index Fund (the "New Subadvisory Agreement" and, together with the Former Subadvisory Agreement, the "Subadvisory Agreements") was approved by the Board members of AARP Growth Trust and is now being proposed for approval by shareholders of Index Fund.


     As with Index Fund's New Investment Management Agreement, prior to approval by Index Fund shareholders of the New Subadvisory Agreement, any payments otherwise due under the New Subadvisory Agreement will be held in escrow subject to shareholder approval.


     THE NEW SUBADVISORY AGREEMENT IS SUBSTANTIALLY IDENTICAL TO THE FORMER SUBADVISORY AGREEMENT, EXCEPT FOR THE DATES OF EXECUTION AND TERMINATION. The material terms of the Subadvisory Agreements are fully described under "Description of Subadvisory Agreements." A form of the New Subadvisory Agreement is attached hereto as Exhibit C and descriptions of the Sub Advisory Agreements below are qualified in their entirety by reference to Exhibit C.


     The Board of AARP Growth Trust met on August 4, 1998 and the Board, including a majority of its Non-Interested Trustees, voted to approve the New

Subadvisory Agreement. In considering whether to approve the agreement, the Board considered similar factors to those it considered in approving each Fund's New Investment Management Agreement, to the extent applicable. (See Proposal 1 for more information regarding each Board's Evaluation.)

DESCRIPTION OF SUBADVISORY AGREEMENTS

     Under the Subadvisory Agreements, Bankers Trust is responsible for exercising any voting rights of any securities of Index Fund.

     Under the terms of the Subadvisory Agreements, Bankers Trust provides day-to-day portfolio management of Index Fund's assets, including developing and implementing an investment program and strategy appropriate for Index Fund to meet its stated investment objective and placing orders for execution of Index Fund's portfolio transactions. Bankers Trust is required to provide transaction reports to Scudder Kemper and must report to the AARP Growth Trust Board of Trustees and Scudder Kemper upon request and at the time of any change in investment strategy or tactics. In placing orders for portfolio transactions on behalf of Index Fund, Bankers Trust is authorized to cause Index Fund to pay to an unaffiliated broker or dealer commissions that may be higher than those that might be charged by another broker or dealer if such higher commissions are considered by Bankers Trust to be reasonable in relation to the value of the research and brokerage services obtained.


     The fees payable to Bankers Trust by the Trust on behalf of Index Fund under the Subadvisory Agreements are calculated monthly and paid quarterly at an annual rate of 0.07% of the first $100 million of Index Fund's average daily net assets, 0.03% of the next $100 million of such assets, and 0.01% of such average daily net assets in excess of $200 million, with a minimum annual fee of $75,000. For the period from February 1, 1997 to February 1, 1998, Bankers Trust agreed to discount this fee by 15%. Fees paid to Bankers Trust during Index Fund's fiscal period ended September 30, 1997 totaled $42,323. Without the discount during that period, such fees would have totaled $75,000.



     The New Subadvisory Agreement was reviewed and approved by the Trustees, including a majority of the Non-Interested Trustees, of AARP Growth Trust at their meeting on August 4, 1998, to continue until August 31, 1999. In determining to approve the New Subadvisory Agreement and to recommend it for approval by shareholders of Index Fund, the Trustees considered information and factors they deemed relevant, including information concerning the growth and performance of Index Fund since its inception on February 1, 1997, as well as information on Bankers Trust's historic performance in managing index funds compared to other comparable index funds and its strategy in designing and managing Index Fund. They also considered the fees payable by Index Fund for investment advisory and subadvisory services relative to those paid by other comparable funds.

THE NEW SUBADVISORY AGREEMENT


     The New Subadvisory Agreement, which is currently in effect, is dated the date of the consummation of the Transaction, which occurred on September 7, 1998. The New Subadvisory Agreement will be in effect for an initial term ending on August 31, 1999, and may continue thereafter from year to year only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of Index Fund, or by the Board and, in either event, the vote of a majority of the Non-Interested Trustees, cast in person at a meeting called for such purpose. In the event that shareholders of Index Fund do not approve the New Subadvisory Agreement, it will terminate. In such event, the Board of AARP Growth Trust will take such action as it deems to be in the best interests of Index Fund and its shareholders.


DIFFERENCES BETWEEN THE FORMER AND NEW SUBADVISORY AGREEMENTS

     The New Subadvisory Agreement is substantially identical to the Former Subadvisory Agreement, except for the dates of execution and termination.

INFORMATION CONCERNING BANKERS TRUST

     Bankers Trust is a New York banking corporation with principal offices at 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, and is a wholly owned subsidiary of Bankers Trust New York Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional market. Bankers Trust is one of the largest managers of indexed assets in the U.S. and, with affiliates, provides both active and passive management for over $330 billion in assets globally.

     Following is information concerning Bankers Trust's principal executive officer and directors:

                       POSITION WITH BANKERS     PRINCIPAL OCCUPATION AND
NAME AND AGE           TRUST CORPORATION         OTHER INFORMATION
------------           ---------------------     ------------------------
George B. Beitzel      Director                  Director of various corporations;
Age: 68                                          retired senior vice president and
                                                 director of International Business
                                                 Machines Corporation; director of
                                                 Computer Tax Group, Phillips
                                                 Petroleum Company, Caliber Systems,
                                                 Inc. (formerly Roadway Services,
                                                 Inc.), Rohm and Haas Company and TIG
                                                 Holdings; chairman emeritus of
                                                 Amherst College; and chairman of the
                                                 Colonial Williamsburg Foundation.
Phillip A. Griffiths   Director                  Director of Institute for Advanced
Age: 58                                          Study; Chairman of Committee on
                                                 Science, Engineering and Public
                                                 Policy of the National Academies of
                                                 Sciences and Engineering & the
                                                 Institute of Medicine; member of
                                                 National Academy of Sciences,
                                                 American Academy of Arts and
                                                 Sciences and American Philosophical
                                                 Society; member and chairman of the
                                                 Nominations Committee and Committee
                                                 on Science and Engineering
                                                 Indicators, National Science Board;
                                                 and trustee of North Carolina School
                                                 of Science and Mathematics and the
                                                 Woodward Academy; former member of
                                                 the board of directors, Research
                                                 Triangle Institute.
William R. Howell      Director                  Chairman Emeritus of J.C. Penney
Age: 61                                          Company, Inc.; and a director of
                                                 Exxon Corporation, Hallburton
                                                 Company, Warner-Lambert Company, The
                                                 Williams Companies, Inc. and the
                                                 National Retail Federation.

                       POSITION WITH BANKERS     PRINCIPAL OCCUPATION AND
NAME AND AGE           TRUST CORPORATION         OTHER INFORMATION
------------           ---------------------     ------------------------
Vernon E. Jordan, Jr.  Director                  Senior Partner of Akin, Gump,
Age: 61                                          Strauss, Hauer & Feld, LLP,
                                                 Attorneys-at-Law, Washington, D.C.
                                                 and Dallas, Texas; former president
                                                 of National Urban League, Inc.;
                                                 director of American Express
                                                 Company, Dow-Jones, Inc., J.C.
                                                 Penney Company, Inc., Revlon Group
                                                 Incorporated, Ryder System, Inc.,
                                                 Sara Lee Corporation, Union Carbide
                                                 Corporation and Xerox Corporation;
                                                 and a trustee of Brookings
                                                 Institution, The Ford Foundation and
                                                 Howard University.
Hamish Maxwell         Director                  Retired Chairman and Chief Executive
Age: 70                                          Officer of Phillip Morris Companies
                                                 Inc.; director of The News
                                                 Corporation Limited and Sola
                                                 International Inc., and chairman of
                                                 WPP Group plc.
Frank N. Newman        Chairman of the Board,    Chairman of the Board, Chief
Age: 54                Chief Executive Officer,  Executive Officer and President of
                       President and Director    the Corporation; former deputy
                                                 secretary of the United States
                                                 Treasury and former vice chairman of
                                                 the board and director of
                                                 BankAmerica Corporation and Bank of
                                                 America NT&AS; and director of
                                                 Dow-Jones, Inc. and Carnegie Hall.
N.J. Nicholas, Jr.     Director                  Investor; former co-chief executive
Age: 57                                          officer of Time Warner Inc.; and
                                                 director of Boston Scientific
                                                 Corporation and Xerox Corporation.

                       POSITION WITH BANKERS     PRINCIPAL OCCUPATION AND
NAME AND AGE           TRUST CORPORATION         OTHER INFORMATION
------------           ---------------------     ------------------------
Russell E. Palmer      Director                  Chairman and Chief Executive Officer
Age: 62                                          of The Palmer Group; former Dean of
                                                 The Wharton School, University of
                                                 Pennsylvania; former chief executive
                                                 officer of Touche Ross & Co. (now
                                                 Deloitte & Touche); director of
                                                 Allied-Signal Inc., Federal Home
                                                 Loan Mortgage Corporation, GTE
                                                 Corporation, The May Department
                                                 Stores Company and Safeguard
                                                 Scientifics, Inc.; member of
                                                 advisory board of the Controller
                                                 General of the United States; and a
                                                 trustee of the University of
                                                 Pennsylvania.
Donald L. Staheli      Director                  Chairman of the Board and Chief
Age: 68                                          Executive Officer of Continental
                                                 Grain Company; director of
                                                 Continental Corporation, Prudential
                                                 Life Insurance Company of America,
                                                 Fresenius Medical Care, A.g.,
                                                 America-China Society, National
                                                 Committee on United States-China
                                                 Relations and the New York City
                                                 Partnership; chairman of the
                                                 U.S.-China Business Council, Council
                                                 on Foreign Relations and the
                                                 National Advisory Council of Brigham
                                                 Young University's Marriott School
                                                 of Management; vice chairman of The
                                                 Points of Light Foundation; and a
                                                 trustee of the American Graduate
                                                 School of International Management.
Patricia Carry         Director                  Former Vice President of The Edna
Stewart                                          McConnell Clark Foundation (a
Age: 69                                          charitable foundation); director of
                                                 CVS Corporation and the Community
                                                 Foundation for Palm Beach and Martin
                                                 College; and a trustee Emirata of
                                                 Cornell University.

                       POSITION WITH BANKERS     PRINCIPAL OCCUPATION AND
NAME AND AGE           TRUST CORPORATION         OTHER INFORMATION
------------           ---------------------     ------------------------
George J. Vojta        Vice Chairman and         Vice Chairman of the Corporation;
Age: 61                Director                  director of Allicorp S.A., Northwest
                                                 Airlines, Private Export Funding
                                                 Corp., the New York State Banking
                                                 Board and St. Lukes-Roosevelt
                                                 Hospital Center; a partner of New
                                                 York City Partnership; and chairman
                                                 of Wharton Financial Services
                                                 Center.
Paul A. Volcker        Director                  Director of various corporations;
Age: 69                                          former Chairman and Chief Executive
                                                 Officer of Wolfensohn & Co., Inc.;
                                                 former Chairman of the Board of
                                                 Governors of the Federal Reserve
                                                 System; director of the American
                                                 Stock Exchange, Nestle S.A.,
                                                 Prudential Insurance Company and UAL
                                                 Corporation; chairman of Group of
                                                 30; North American Chairman of the
                                                 Trilateral Commission; co-chairman
                                                 of Bretton Woods Committee and
                                                 U.S./Hong Kong Economic Cooperation
                                                 Committee; director of American
                                                 Council on Germany, the Aspen
                                                 Institute, Council on Foreign
                                                 Relations and The Japan Society;
                                                 trustee of The American Assembly;
                                                 and member of Senior Advisory Board
                                                 of The Arthritis Foundation.
Lee A. Ault, III       Director                  Director of BT Alex. Brown
Age: 60                                          Incorporated; Chief Executive
                                                 Officer of Telecredit, Inc., Los
                                                 Angeles (merged in 1990 with
                                                 Equifax, Inc.) (since 1974);
                                                 Director of Equifax; Director of
                                                 Sunrise Medical Inc. and Viking
                                                 Office Products, Inc.

                       POSITION WITH BANKERS     PRINCIPAL OCCUPATION AND
NAME AND AGE           TRUST CORPORATION         OTHER INFORMATION
------------           ---------------------     ------------------------
Neil R. Austrian       Director                  Director of BT Alex. Brown
Age: 56                                          Incorporated; President and Chief
                                                 Operating Officer of the National
                                                 Football League (since 1991); past
                                                 Managing Director of Dillon, Read &
                                                 Co., Chairman and Chief Executive
                                                 Officer of Showtime/The Movie
                                                 Channel, and President and Chief
                                                 Executive Officer of Doyle Dane
                                                 Bernbach.
G. Richard Thoman      Director                  President and Chief Operating
Age: 53                                          Officer of the Xerox Corporation and
                                                 a member of its Board of Directors
                                                 (since 1997); past Senior Vice
                                                 President and Chief Financial
                                                 Officer of the IBM Corporation.


     The investment objective of each of the funds advised or subadvised by Bankers Trust listed below is to attempt to track the performance of the S&P 500 Composite Stock Price Index.



                                                                FEES PAYABLE TO
                                                                  BTC BEFORE
                           STRUCTURE/         ASSETS 8/31/98    REIMBURSEMENT/     TOTAL EXPENSE
FUND                      RELATIONSHIP            ($MM)           WAIVERS(%)          CAP(%)
----                   -------------------    --------------    ---------------    -------------
Equity 500 Index       Master portfolio          3,714.9              0.15(1)           0.08
Portfolio              not available for
                       direct purchase
BT Institutional       Feeder fund               1,701.7              0.08(2)           0.10(3)
Funds Equity 500       available to
Index Fund             institutional
                       investors through
                       BTC
BT Pyramid Mutual      Feeder fund                 685.7              0.08(2)           0.25(3)
Funds Equiy 500 Index  available to retail
                       investors through
                       BTC
USAA S&P 500 Index     Feeder fund               1,235.1              0.08(2)           0.18(3)
                       available to
                       customers of USAA

                                                                FEES PAYABLE TO
                                                                  BTC BEFORE
                           STRUCTURE/         ASSETS 8/31/98    REIMBURSEMENT/     TOTAL EXPENSE
FUND                      RELATIONSHIP            ($MM)           WAIVERS(%)          CAP(%)
----                   -------------------    --------------    ---------------    -------------
Amer AADV; S&P         Feeder funds                  1.1              0.08(2)           0.50(3)
500-AMR Class          available to
                       customers of
                       American Airlines
Scudder S&P 500 Index  Feeder fund                  58.8               .10(2)            .40(3)
Fund                   available to retail
                       investors through
                       Scudder Kemper
                       Investments, Inc.


------------------------------
 (1) Includes advisory fees of 0.10% and administrative fees of 0.05% which cover custody, transfer agent and fund accounting expenses.

 (2) Management fees are not charged at the feeder level; amount reflects fee charged by the master portfolio.

 (3) Reflects both master and feeder level expenses.

 THE BOARD MEMBERS OF AARP GROWTH TRUST RECOMMEND THAT THE SHAREHOLDERS OF AARP
            U.S. STOCK INDEX FUND VOTE IN FAVOR OF THIS PROPOSAL 2.

               PROPOSAL 3: APPROVAL OR DISAPPROVAL OF NEW MEMBER
                               SERVICES AGREEMENT


     AFSC provides services to the Trusts and the Funds pursuant to two Member Services Agreements with Scudder Kemper, one on behalf of both Funds in AARP Managed Investment Portfolios Trust (the "Managed Funds") and one on behalf of the other Funds, including those in which the Managed Funds may invest (the "Other Funds"). The agreements in effect prior to the consummation of the Transaction are referred to herein as the "Former Member Agreements" and the agreements in effect subsequent to the consummation of the Transaction, which are currently in effect, are referred to herein as the "New Member Agreements" (together with the Former Member Agreements, the "Member Agreements"). The Former Member Agreements were approved by shareholders of each applicable Fund at meetings held on October 22, 1997, in connection with the Scudder-Zurich Transaction.


     Each Member Agreement provides that it may not be assigned by either party, and it may be amended only with approval by a majority of the Trustees, a majority of the Non-Interested Trustees and a majority of the outstanding voting securities of each applicable Fund. The Transaction described in Proposal 1 may be deemed to have resulted in an assignment of the Former Member Agreements by Scudder Kemper. Accordingly, each New Member Agreement between AFSC and Scudder Kemper was approved by the Board members of each applicable Fund and is now being proposed for approval by shareholders of each applicable Fund.



     EACH NEW MEMBER AGREEMENT IS SUBSTANTIALLY IDENTICAL TO ITS CORRESPONDING FORMER MEMBER AGREEMENT, EXCEPT FOR THE DATES OF EXECUTION AND TERMINATION. The material terms of the Member Agreements are fully described below. A form of New Member Agreement is attached hereto as Exhibit D and the description of each Member Agreement's terms below is qualified in its entirety by reference to Exhibit D.



TERMS OF THE AGREEMENTS


     Under the Member Agreements, AFSC provides advice and services to Scudder Kemper aimed at assuring that the Funds and the various products and services offered by the Funds are tailored to the needs of the AARP membership. AFSC's services include: providing "seed money" for the Funds; making AARP directors, officers and staff available to assist in operating the Trusts and to serve as Trustees and officers of the Trusts; and facilitating communications with the AARP membership by, among other things, providing Scudder Kemper with AARP membership lists and access to AARP publications for advertising.


     The Agreements applicable to all Other Funds provide that Scudder Kemper shall pay out of its own assets to AFSC a fee, calculated daily and payable monthly, at an annual rate of .07 of 1% of the average daily net assets of all Funds up to $6 billion. For any month in which those assets are in excess of $6 billion, the fee with respect to such excess assets will be at an annual rate of
 .06 of 1%, while for any month in which assets exceed $16 billion, the rate will drop to .05 of 1% with respect to such assets in excess of $16 billion. Fees paid to AFSC for the Trusts' fiscal periods ended September 30, 1997 were $9,623,468.60. Because the assets of the Managed Funds are invested in Other Funds, the Member Services Agreements applicable to the Managed Funds provide that no additional fee shall be paid by Scudder Kemper with respect to assets in the Managed Funds.



     Each Member Agreement provides that it will continue in effect from year to year with respect to any particular Fund provided it is approved at least annually by a majority of the Non-Interested Trustees with respect to that Fund and by a majority of the Trustees or of that Fund's outstanding voting securities. If a New Member Agreement is not approved with respect to a particular Fund, it will not take effect with respect to that Fund, but will take effect with respect to those Funds for which it is approved. Each Member Agreement may be terminated, on 60 days' written notice and without penalty, by AFSC, Scudder Kemper, by the

Trustees, or, with respect to any Fund or Trust, by the vote of a majority of the outstanding voting securities of that Fund or of each Fund of the Trust, as applicable.



     In determining to approve the New Member Agreements on August 4, 1998 and to recommend that shareholders of the Funds also approve them, the Trustees, including a majority of the Non-Interested Trustees, of each Trust reviewed the nature and quality of services provided to the Trusts by AFSC and the value of those services to the Trusts. In evaluating the level of any applicable fees paid and payable under the New Member Agreements, the Boards also considered that benefits, in addition to the fees, might flow to AFSC from its association with the Trusts. The Boards reviewed factors that had led them to recommend the Former Member Agreements to shareholders for approval at the Funds' shareholders meetings held on October 22, 1997 and to reapprove the Former Member Agreement annually.


    THE BOARD MEMBERS OF EACH TRUST RECOMMEND THAT THE SHAREHOLDERS OF EACH
                     FUND VOTE IN FAVOR OF THIS PROPOSAL 3.

              PROPOSAL 4: APPROVAL OF THE REVISION OF EACH FUND'S
                           FUNDAMENTAL LENDING POLICY


     This Proposal seeks shareholder approval of a change to each Fund's fundamental lending policy. The 1940 Act requires an investment company to adopt policies with respect to certain activities, including the making of loans by the fund, which can be changed only by a shareholder vote (i.e., "fundamental" policies). The proposed change would permit each Fund to engage in lending in a manner and to the extent permitted by applicable law. The proposed change would, therefore, permit each Fund, subject to the receipt of any necessary regulatory approval and Board authorization, to enter into lending arrangements, including lending agreements under which the funds advised by Scudder Kemper could for temporary purposes lend money directly to and borrow money directly from each other through a credit facility ("Interfund Lending Arrangements"). The Boards have no present intention to engage in lending other than that permitted under each Fund's current fundamental lending policy. Each of the Funds believes that the flexibility provided by this policy change could possibly reduce substantially the Fund's borrowing costs and enhance its ability to earn higher rates of interest on short-term lendings in the event that the Board determines that such arrangements are warranted in light of the Fund's circumstances. Certain other fund groups have obtained the exemptive relief necessary to permit the funds to engage in lending and borrowing among the funds advised by the same adviser. Approval of the revision to each Fund's lending policy requires the affirmative vote of a majority of the outstanding voting securities, as defined above, of that Fund. If the shareholders of any

Fund fail to approve the proposed fundamental policy, that Fund's current policy will remain in effect. The Board members of each Trust recommend that the shareholders of each Fund vote in favor of the Proposal. The proposed change to each Fund's fundamental lending policy is discussed in detail below.

LENDING POLICY

     The current policy of each Fund prohibits the making of loans, except loans of portfolio securities and to the extent the entry into repurchase agreements and the purchase of debt securities or interests in indebtedness in accordance with the Fund's investment objectives and policies are deemed to be loans. The proposed policy, unlike the current policy, does not specify the particular types of lending in which each Fund is permitted to engage; instead, the proposed policy permits each Fund to lend only in a manner and to an extent in accordance with applicable law. Accordingly, each Fund's fundamental lending policy would be revised as follows (with additions to the policy underscored and deletions to the policy struck through):


             As a matter of fundamental policy, the Fund may not make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objectives and policies may be deemed to be loans.



DISCUSSION


     Management believes that there may be advantages to these Interfund Lending Arrangements as compared with other arrangements currently in place for some of the Funds. Currently, some of the Funds, in effect, lend money to banks and broker-dealers by entering into repurchase agreements or purchasing other short-term instruments. Other Funds borrow money from the same or other banks for temporary purposes to satisfy redemption requests or to cover other unanticipated cash shortfalls. Many of the Funds have entered into uncommitted lines of credit with banks under which the banks may, but are not required to, lend money to the Funds to meet the Funds' temporary cash needs. If a Fund were to borrow money from a bank under its current line of credit agreement, the Fund would pay interest on the borrowed cash at a rate that would be significantly higher than the rate that would be earned by other (non-borrowing) Funds on investments in repurchase agreements and other short-term instruments of the same maturity as the bank loan. The Funds believe this differential represents the bank's profit for serving as "middleman" between borrower and lender. Other bank loan arrangements, such as committed lines of credit into which certain Funds have entered, require the Funds to pay substantial commitment fees in addition to the interest rate to be paid by the borrowing Fund.

     The 1940 Act generally prohibits one fund from lending money or other property to or borrowing money or other property from another fund having the same investment adviser (currently, in order to be able to participate in these lending or borrowing arrangements, a fund must first receive an exemptive order from the SEC). If the revised policy is adopted, each Board would have discretion to request an order from the SEC to permit the Funds to enter into Interfund Lending Arrangements consistent with their respective investment objectives and policies.


     Each Fund's current borrowing policy would permit the Fund to engage in the contemplated Interfund Lending Arrangements; thus no corresponding revision of that policy is being sought. Each Fund currently has a non-fundamental policy, which may be changed without a shareholder vote, limiting borrowings in certain circumstances that, unless changed by Board action, restrict a Fund's ability to borrow through Interfund Lending Arrangements. The Funds anticipate that the Interfund Lending Arrangements may provide a borrowing Fund with savings when the Fund's cash position is insufficient to meet temporary cash requirements arising, for example, when redemptions exceed anticipated volumes. When a Fund is forced to liquidate portfolio securities to meet redemption requests, the proceeds of which are normally paid the next day after receipt of the request immediately, the Fund often does not receive payment in settlement on a sale of portfolio securities for up to three days (or longer, \when a Fund sells foreign securities). The Interfund Lending Arrangements would provide a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. In addition, Funds making short-term cash loans directly to other Funds would earn interest at a higher rate than they otherwise could obtain from investing their cash through repurchase agreements or otherwise. Although Interfund Lending Arrangements may reduce the Funds' borrowing costs, enhance their ability to earn higher rates of interest on short-term lendings, and substantially reduce the Funds' need to borrow from banks, the Funds may also continue to maintain uncommitted or committed lines of credit or other borrowing arrangements with banks as an added measure of safety and liquidity.


               THE BOARD MEMBERS OF EACH TRUST RECOMMEND THAT THE
          SHAREHOLDERS OF EACH FUND VOTE IN FAVOR OF THIS PROPOSAL 4.

                             ADDITIONAL INFORMATION

GENERAL


     The cost of preparing, printing and mailing the enclosed proxy card and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by Zurich or its affiliates. In addition to solicitation by mail, certain officers and representatives of each Trust, officers and employees of Scudder Kemper and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.


     Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies. As the Special Meeting date approaches, certain shareholders of each Fund may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.


     In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposals on the proxy card, and ask for the shareholder's instructions on the Proposals. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.



     If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact SCC toll-free at 1-800-248-3170. Any proxy given by a shareholder, whether in writing or by telephone, is revocable until voted at the Special Meeting.

PROPOSALS OF SHAREHOLDERS

     Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Trust, c/o Scudder Kemper Investments, Inc., at Two International Place, Boston, Massachusetts 02110, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING


     No Board member is aware of any matters that will be presented for action at a Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Trust and/or Fund.


PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Boards of Trustees,

/s/ Kathryn L. Quirk
Kathryn L. Quirk
Secretary

                                                                       EXHIBIT A

                                 MASTER FORM OF

                      NEW INVESTMENT MANAGEMENT AGREEMENT


[Items in plain text and in brackets are applicable to New Investment Management
                      Agreements for more than one Fund.]



                [ITEMS IN BOLD AND IN BRACKETS ARE APPLICABLE TO


                       AARP U.S. STOCK INDEX FUND ONLY.]



                                [NAME OF TRUST]

                            TWO INTERNATIONAL PLACE
                          BOSTON, MASSACHUSETTS 02110

                                                               SEPTEMBER 7, 1998

Scudder Kemper Investments, Inc.
Two International Place
Boston, Massachusetts 02110

                        INVESTMENT MANAGEMENT AGREEMENT


                                 [NAME OF FUND]


LADIES AND GENTLEMEN:


     AARP __________ Trust (the "Trust") has been established as a Massachusetts business trust to engage in the business of an investment company. Pursuant to the Trust's Declaration of Trust, as amended from time-to-time (the "Declaration"), the Board of Trustees has divided the Trust's shares of beneficial interest, par value $0.01 per share, (the "Shares") into separate series, or funds including [Name of Fund[s]] (the "Fund") [(each a "Fund" and, collectively, the "Funds")]. Series may be abolished and dissolved, and additional series established, from time to time by action of the Trustees.


     The Trust, on behalf of the Fund[s], has selected you to act as the sole investment manager of the Fund[s] and for each series that may subsequently be authorized by the Trustees (unless otherwise provided at the time and subject to such conditions and amendments to this Agreement as shall be mutually agreed upon), and to provide certain other services, as more fully set forth below, and you have indicated that you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust on behalf of the Fund[s] agrees with you as follows:

          1. Delivery of Documents. The Trust engages in the business of investing and reinvesting the assets of the Fund[s] in the manner and in accordance with the investment objectives, policies and restrictions speci-fied in the currently effective Prospectus (the "Prospectus") and Statement of Additional Information (the "SAI") relating to the[each] Fund included in the Trust's Registration Statement on Form N-1A, as amended from time to time, (the "Registration Statement") filed by the Trust under the Investment Company Act of 1940, as amended, (the "1940 Act") and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished to you by the Trust. The Trust has also furnished you with copies properly certified or authenticated of each of the following additional documents related to the Trust and the[each] Fund:

             (a) The Declaration dated  ________ , as amended to date.

             (b) By-Laws of the Trust as in effect on the date hereof (the "By-Laws").

             (c) Resolutions of the Trustees of the Trust and the shareholders of the[each] Fund selecting you as investment manager and approving the form of this Agreement.


             (d) Establishment and Designation of Series of Shares of Beneficial Interest dated __________ relating to [Name of Fund[s]].


          The Trust will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

          2. Portfolio Management Services. As manager of the assets of the Fund[s], you shall provide continuing investment management of the assets of the Fund[s] in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI; the applicable provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended (the "Code"), relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to policies and instructions adopted by the Trust's Board of Trustees. In connection therewith, you shall use reasonable efforts to manage the[each] Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Fund[s] shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients. In managing the Fund[s] in accordance with the requirements set forth in this section 2, you shall be entitled to receive and act upon advice of counsel to the Trust or counsel to you. You shall also make available to the Trust promptly upon request all of the[a] Fund's investment records and ledgers as are necessary to assist the Trust in complying with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

     You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Fund[s] and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Fund policies as expressed in the Registration Statement. You shall determine what portion of the [each] Fund's portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

     You shall furnish to the Trust's Board of Trustees periodic reports on the investment performance of the Fund[s] and on the performance of your obligations pursuant to this Agreement, and you shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.

     3. Administrative Services. In addition to the portfolio management services specified above in section 2, you shall furnish at your expense for the use of the Fund[s] such office space and facilities in the United States as the Fund[s] may require for their reasonable needs, and you (or one or more of your affiliates designated by you) shall render to the Trust administrative services on behalf of the Fund[s] necessary for operating as open-end investment companies and not provided by persons not parties to this Agreement including, but not limited to, preparing reports to and meeting materials for the Trust's Board of Trustees and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Fund[s]' transfer agent; assisting in the preparation and filing of the[each] Fund's federal, state and local tax returns; preparing and filing the[each] Fund's federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of Shares of the[each] Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the[each] Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing the accounting policies of the[each] Fund; assisting in the resolution of accounting issues that may arise with respect to the[each] Fund's operations and consulting with the[each] Fund's independent accountants, legal counsel and other agents as necessary in connection therewith; establishing and monitoring the[each] Fund's operating expense budgets; reviewing the[each] Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the[each] Fund in determining the amount of dividends and distributions available to be paid by the[each] Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Trust as it may reasonably request in the conduct of the[each] Fund's business, subject to the direction and control of the Trust's Board of Trustees. Nothing in this Agreement shall be deemed to shift to you or to diminish the obligations of any agent of the[a] Fund or any other person not a party to this Agreement which is obligated to provide services to the Fund[s].


     [4. IN RENDERING THE SERVICES REQUIRED UNDER THIS AGREEMENT, YOU MAY, SUBJECT TO THE LEGALLY REQUIRED APPROVAL OF THE TRUST, ITS SHAREHOLDERS AND TRUSTEES, CAUSE SUCH SERVICES TO BE PROVIDED BY A REGISTERED INVESTMENT ADVISER OR BANK (TOGETHER WITH BANKERS TRUST COMPANY, THE "SUBADVISOR") EXEMPT FROM THE REGISTRATION REQUIREMENTS UNDER THE INVESTMENT ADVISERS ACT OF 1940, AS AMENDED, (THE "ADVISERS ACT") AND RECEIVE OTHER ASSISTANCE FROM SUCH SUBADVISOR PURSUANT TO AN AGREEMENT OR AGREEMENTS AND MAY CONTRACT WITH SUCH OTHER PARTIES AS YOU DEEM APPROPRIATE TO OBTAIN INFORMATION, ADVICE AND MANAGEMENT SERVICES AND OTHER ASSISTANCE, PROVIDED THAT SUCH SERVICES SHALL NOT BE DEEMED TO RENDER SUCH PARTY A REGISTERED INVESTMENT ADVISER, BUT ANY FEES, COMPENSATION OR EXPENSES TO BE PAID TO ANY SUCH PARTY SHALL BE PAID BY YOU, AND NO OBLIGATION SHALL BE INCURRED ON THE TRUST'S BEHALF IN ANY RESPECT.


     5. YOU HEREBY ACKNOWLEDGE THAT THE EMPLOYMENT OF A SUBADVISOR OR OTHER SERVICE PROVIDERS HEREUNDER SHALL NOT RELIEVE YOU OF ANY OF YOUR OBLIGATIONS UNDER THIS AGREEMENT, INCLUDING YOUR OBLIGATIONS UNDER SECTION 9[11] OF THIS AGREEMENT. FURTHER, YOU ACKNOWLEDGE THAT FOR PURPOSES OF THIS AGREEMENT, THE ACTS OF SUCH SUBADVISOR OR OTHER SERVICE PROVIDER SHALL BE DEEMED TO BE ACTS OF YOU, THE MANAGER.]

     4.[6.] Allocation of Charges and Expenses. Except as otherwise specifically provided in this section 4[6], you shall pay the compensation and expenses of all Trustees, officers and executive employees of the Trust (including the[each] Fund's share of payroll taxes) who are affiliated persons of you, and you shall make available, without expense to the Fund[s], the services of such of your directors, officers and employees as may duly be elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. You shall provide at your expense the portfolio management services described in section 2 hereof and the administrative services described in section 3 hereof.



     You shall not be required to pay any expenses of the[a] Fund other than those specifically allocated to you in this section 4[6] [FOR FUNDS IN AARP MANAGED INVESTMENT PORTFOLIOS TRUST ONLY: and under the terms of the Special Servicing Agreement dated February 1, 1997 ("Special Servicing Agreement") among you, the Trust, AARP Financial Services Corp., Scudder Fund Accounting Corporation, Scudder Service Corporation, Scudder Trust Company, Scudder Investor Services, Inc. and the various funds in which the Portfolios may invest (the "Underlying Funds")]. In particular, but without limiting the generality of the foregoing, you shall not be responsible, except to the extent of the reasonable compensation of such of the[a] Fund's Trustees and officers as are directors, officers or employees of you whose services may be involved, for the following expenses of the[each] Fund: organization expenses of the Fund (including out-of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Trust; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund[s] in connection with membership in investment company trade organizations; fees and expenses of the Fund[s]' accounting agent, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this section 4[6], other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund[s]; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of the Fund[s] for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund[s]' portfolio securities; the compensation and all expenses (specifically including travel expenses relating to Trust business) of Trustees, officers and employees of the Trust who are not affiliated persons of you; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund[s]; expenses of printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and SAIs of the Fund[s] and supplements thereto; costs of stationery; any litigation expenses; indemnification of Trustees and officers of the Trust; costs of shareholders' and other meetings; and travel expenses (or an appropriate portion thereof) of Trustees and officers of the Trust who are directors, officers or employees of you to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Trust or any committees thereof or advisors thereto held outside of Boston, Massachusetts or New York, New York.


     [FOR FUNDS IN AARP MANAGED INVESTMENT PORTFOLIOS TRUST ONLY: Except as provided in the Special Servicing Agreement, you] [FOR ALL OTHER AARP FUNDS:
You]h shall not be required to pay expenses of any activity which is primarily intended to result in sales of Shares of the[a] Fund if and to the extent that
(i) such expenses are required to be borne by a principal underwriter which acts as the distributor of the Fund's Shares pursuant to an underwriting agreement which provides that the underwriter shall assume some or all of such expenses, or (ii) the Trust on behalf of the Fund shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Fund (or some other party) shall assume some or all of such expenses, or (iii) such expenses are required to be borne by Scudder Kemper pursuant to section 4[6] of the Investment Company Services Agreement, dated as of October 8, 1984 among American Association of Retired Persons, AARP/Scudder Financial Management Company, and us. You shall be required to pay such of the foregoing sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.



     5.[7.] Management Fee. [FOR FUNDS IN AARP MANAGED INVESTMENT PORTFOLIOS TRUST ONLY: As you expect to receive additional compensation under the investment management agreements currently between you and the Underlying Funds due to growth in the assets of the Underlying Funds resulting from investments in the Underlying Funds by the Portfolios, you shall not be paid a fee for services described in sections 2 and 3 hereof.] [For all other AARP funds: For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 2, 3 and 4[6] hereof, the Trust on behalf of the Fund[s] shall pay you on the last day of each month the unpaid balance of a fee composed of an asset charge in two parts.


     (a) The asset charge for each calendar day of each year shall be equal to the total of 1/365th (1/366th in each leap year) of the amount computed in accordance with paragraphs (b) and (c) below. The computation shall be made for each such day on the basis of net assets as of the close of business of the full business day one (1) business day prior to the day for which the computation is being made. In the case of the suspension of the computation of net asset value, the asset charge for each day during such suspension shall be computed as of the close of business on the last full business day on which the net assets were computed. As used herein, "net assets" as of the close of a full business day shall include all transactions in shares of the[each] Fund recorded on the books of the[each] Fund for that day.

     (b) The base fee rate part of the fee shall be based on the average daily net assets of all funds within the AARP Investment Program from Scudder (the "Program"), including any new fund which may be organized in the future. The base fee rate will be the percent of Program net assets as set forth in the following table.

                                 BASE FEE RATE

       PROGRAM ASSETS
         (BILLIONS)              ANNUAL RATE AT EACH ASSET LEVEL
       --------------            -------------------------------
First $2                                      0.35%
Next $2                                       0.33
Next $2                                       0.30
Next $2                                       0.28
Next $3                                       0.26
Next $3                                       0.25
Over $14                                      0.24

     The portion of the base fee rate which the[each] Fund shall bear will be the same percentage of the base fee rate as its net assets are to the total net assets of all the Program funds.


     (c) The fund fee rate part of the fee shall be _ percent per annum of net assets of (Name of Fund).



     The value of net assets of the Trust or any Fund shall be determined pursuant to the applicable provisions of the Declaration, By-Laws and Registration Statement of the Trust. If, pursuant to such provisions, the determination of net asset value for any Fund is suspended for any particular business day, then for the purposes of this paragraph 5[7], the value of the net assets of that series of the Trust as last determined shall be deemed to be the value of the net assets as of the close of the New York Stock Exchange, or as of such other time as the value of the net assets of the portfolio of that Fund may lawfully be determined, on that day. If the determination of the net asset value of the shares of any Fund of the Trust has been suspended pursuant to the Declaration, By-Laws or Registration Statement of the Trust for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Trust as last determined (whether during or prior to such month). If the[a] Fund determines the net asset value of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 5[7].



     You may waive all or a portion of your fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of your services. You shall be contractually bound hereunder by the terms of any publicly announced waiver of your fee, or any limitation of the[a] Fund's expenses, as if such waiver or limitation were fully set forth herein.)



     6.[8.] Avoidance of Inconsistent Position; Services Not Exclusive. In connection with purchases or sales of portfolio securities and other investments for the account of the[a] Fund, neither you nor any of your directors, officers or employees shall act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the[each] Fund's account with brokers or dealers selected by you in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the[a] Fund, you shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.


     Your services to the Trust and the[each] Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the Trust or the[a] Fund. Whenever the[a] Fund and one or more other accounts or investment companies advised by the Manager have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by the Manager to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by the Manager to be equitable. The[each] Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund.


     7.[9.] Limitation of Liability of Manager. As an inducement to your undertaking to render services pursuant to this Agreement, the Trust agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the[a] Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the Trust, the[a] Fund or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder. Any person, even though also employed by you, who may be or become an employee of and paid by the[a] Fund shall be deemed, when acting within the scope of his or her employment by the Fund, to be acting in such employment solely for the Fund and not as your employee or agent.


     8.[10.] Duration and Termination of This Agreement. This Agreement shall remain in force until August 31, 1999, and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust, or, with respect to the[each] Fund, by the vote of a majority of the outstanding voting securities of such Fund of the Trust. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.


     This Agreement may be terminated with respect to the[a] Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Trust's Board of Trustees on 60 days' written notice to you, or by you on 60 days' written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment.


     9.[11.] Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom.



     10.[12.] Limitation of Liability for Claims. The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of The Commonwealth of Massachusetts, provides that the name [Name of Trust] refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder of any Fund of the Trust, or Trustee, officer, employee or agent of the Trust, shall be subject to claims against or obligations of the Trust or of any Fund of the Trust to any extent whatsoever, but that the Trust estate only shall be liable.


     You are hereby expressly put on notice of the limitation of liability as set forth in the Declaration and you agree that the obligations assumed by the Trust on behalf of the[each] Fund pursuant to this Agreement shall be limited in all cases to the applicable Fund and its assets, and you shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other series of the Trust, or from any Trustee, officer, employee or agent of the Trust. You understand that the rights and obligations of the[each] Fund, or series, under the Declaration are separate and distinct from those of any and all other series.


     11.[13.] Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


     In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "affiliated person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

     This Agreement shall be construed in accordance with the laws of The Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the[a] Fund to fail to comply with the requirements of Subchapter M of the Code.

     This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the Trust on behalf of the Fund[s].

     If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract effective as of the date of this Agreement.

                                Yours very truly,


                                (Name of Trust), on behalf of


                                (Name of Fund[s])


                                By:
                    ------------------------------------------------------------
                                    President

     The foregoing Agreement is hereby accepted as of the date hereof.

                                SCUDDER KEMPER INVESTMENTS, INC.

                                By:
                    ------------------------------------------------------------
                                    Managing Director

                                                                       EXHIBIT B

                    INVESTMENT OBJECTIVES AND ADVISORY FEES
               FOR FUNDS NOT INCLUDED IN THIS PROXY STATEMENT AND
                  ADVISED BY SCUDDER KEMPER INVESTMENTS, INC.

                                 SCUDDER FUNDS+


             FUND                         OBJECTIVE                     FEE RATE            NET ASSETS
             ----                         ---------                     --------            ----------
MONEY MARKET FUNDS
 Government Money Market        High level of current income    0.250% of net assets++    $   83,870,139
   Series                       consistent with preservation
                                of capital and liquidity.
 Money Market Series            High level of current income    0.250% of net assets++    $1,041,528,715
                                consistent with preservation
                                of capital and liquidity.
 Scudder Cash Investment Trust  Stability of capital while      0.500% to $250 million    $1,182,012,567
                                maintaining liquidity of        0.450% next $250 million
                                capital and providing current   0.400% next $500 million
                                income.                         0.350% thereafter++
 Scudder U.S. Treasury Money    Safety, liquidity, and          0.500% of net assets++    $  388,528,203
   Fund                         stability of capital and,
                                consistent therewith, current
                                income.
TAX FREE MONEY MARKET FUNDS
 Scudder California Tax Free    Stability of capital and the    0.500% of net assets      $      218,236
   Money Fund                   maintenance of a constant net
                                asset value of $1.00 per share
                                while providing California
                                taxpayers income exempt from
                                both California personal and
                                regular federal income tax.
 Scudder New York Tax Free      Stability of capital while      0.500% of net assets++    $   92,514,040
   Money Fund                   providing New York taxpayers
                                income exempt from New York
                                state and New York City
                                personal income taxes and
                                regular federal income tax.
 Scudder Tax Free Money Fund    Income exempt from regular      0.500% to $500 million    $  283,055,833
                                federal income tax and          0.480% thereafter++
                                stability of principal through
                                investments in municipal
                                securities.
 Tax Free Money Market Series   High level of current income    0.250% of net assets++    $  270,225,034
                                exempt from federal income
                                tax, consistent with
                                preservation of capital and
                                liquidity.

             FUND                         OBJECTIVE                     FEE RATE            NET ASSETS
             ----                         ---------                     --------            ----------
TAX FREE FUNDS
 Scudder California Tax Free    To provide California           0.625% to $200 million    $  324,448,844
   Fund                         taxpayers with income exempt    0.600% thereafter
                                from both California personal
                                income tax and regular federal
                                income tax primarily through
                                investment in California
                                municipal securities.
 Scudder High Yield Tax Free    High level of income, exempt    0.650% to $300 million    $  336,690,734
   Fund                         from regular federal income     0.600% thereafter
                                tax, from an actively managed
                                portfolio consisting primarily
                                of investment-grade municipal
                                securities.
 Scudder Limited Term Tax Free  As high a level of income       0.600% of net assets++    $  116,876,371
   Fund                         exempt from regular federal
                                income tax as is consistent
                                with a high degree of
                                principal stability.
 Scudder Managed Municipal      Income exempt from regular      0.550% to $200 million    $  728,308,005
   Bonds                        federal income tax primarily    0.500% next $500 million
                                through investments in high-    0.475% thereafter
                                grade, long term municipal
                                securities.
 Scudder Massachusetts Limited  As high a level of income       0.600% of net assets++    $   79,526,656
   Term Tax Free Fund           exempt from Massachusetts
                                state personal income tax and
                                regular federal income tax as
                                is consistent with a high
                                degree of price stability
                                through investments primarily
                                in investment-grade municipal
                                securities.
 Scudder Massachusetts Tax      To provide Massachusetts        0.600% to $400 million    $  373,905,826
   Free Fund                    taxpayers income exempt from    0.525% thereafter*
                                both Massachusetts personal
                                income tax and regular federal
                                income tax through investment
                                primarily in investment-grade
                                municipal securities with long
                                term maturities.
 Scudder Medium Term Tax Free   High level of income free from  0.600% to $500 million    $  656,951,039
   Fund                         regular federal income taxes    0.500% thereafter
                                and limited principal
                                fluctuation through investment
                                primarily in high-grade,
                                intermediate term municipal
                                bonds.
 Scudder New York Tax Free      To provide New York taxpayers   0.625% to $200 million    $  195,731,396
   Fund                         income exempt from New York     0.600% thereafter
                                state and New York City
                                personal income taxes and
                                regular federal income tax
                                through investment primarily
                                in New York municipal
                                securities.

             FUND                         OBJECTIVE                     FEE RATE            NET ASSETS
             ----                         ---------                     --------            ----------
 Scudder Ohio Tax Free Fund     To provide Ohio taxpayers       0.600% of net assets++    $   94,450,782
                                income exempt from both Ohio
                                personal income tax and
                                regular federal income tax
                                through investment primarily
                                in investment-grade municipal
                                securities.
 Scudder Pennsylvania Tax Free  To provide Pennsylvania         0.600% of net assets++    $   78,695,405
   Fund                         taxpayers income exempt from
                                both Pennsylvania personal
                                income tax and regular federal
                                income tax through investment
                                primarily in investment-grade
                                municipal securities.
U.S. INCOME FUNDS
 Scudder Corporate Bond Fund    A high level of current income  0.650% of net assets               N/A**
                                through investment primarily
                                in investment-grade corporate
                                debt securities.
 Scudder GNMA Fund              High current income primarily   0.650% to $200 million    $  392,444,820
                                from U.S. Government            0.600% next $300 million
                                guaranteed mortgage-backed      0.550% thereafter
                                Ginnie Mae securities.
 Scudder High Yield Bond Fund   A high level of current income  0.700% of net assets++    $  176,221,237
                                and, secondarily, capital
                                appreciation through
                                investment primarily in below
                                investment-grade domestic debt
                                securities.
 Scudder Income Fund            A high level of income,         0.650% to $200 million    $  695,255,717
                                consistent with the prudent     0.600% next $300 million
                                investment of capital, through  0.550% thereafter
                                a flexible investment program
                                emphasizing high-grade bonds.
 Scudder Short Term Bond Fund   High level of income            0.600% to $500 million    $1,165,531,162
                                consistent with a high degree   0.500% next $500 million
                                of principal stability by       0.450% next $500 million
                                investing primarily in high     0.400% next $500 million
                                quality short-term bonds        0.375% next $1 billion
                                                                0.350% thereafter
 Scudder Zero Coupon 2000 Fund  As high an investment return    0.600% of net assets++    $   20,453,972
                                over a selected period as is
                                consistent with investment in
                                U.S. Government securities and
                                the minimization of
                                reinvestment risk.
GLOBAL INCOME FUNDS
 Scudder Emerging Markets       High current income and,        1.000% of net assets      $  323,628,082
   Income Fund                  secondarily, long term capital
                                appreciation by investing
                                primarily in high-yielding
                                debt securities issued by
                                governments and corporations
                                in emerging markets.

             FUND                         OBJECTIVE                     FEE RATE            NET ASSETS
             ----                         ---------                     --------            ----------
 Scudder Global Bond Fund       Total return with an emphasis   0.750% to $1 billion      $  135,113,465
                                on current income by investing  0.700% thereafter++
                                primarily in high-grade bonds
                                denominated in foreign
                                currencies and the U.S.
                                dollar. As a secondary
                                objective, the Fund will seek
                                capital appreciation.
 Scudder International Bond     Income primarily by investing   0.850% to $1 billion      $  145,818,767
   Fund                         in a managed portfolio of       0.800% thereafter++
                                high-grade international bonds
                                and, secondarily, protection
                                and possible enhancement of
                                principal value by actively
                                managing currency, bond market
                                and maturity exposure and by
                                security selection.
ASSET ALLOCATION FUNDS
 Scudder Pathway Balanced       Balance of growth and income    There will be no fee as   $  192,145,173
   Portfolio                    by investing in a mix of        the Manager will receive
                                Scudder money market, bond and  a fee from the
                                equity mutual funds.            underlying funds.
 Scudder Pathway Conservative   Current income and,             There will be no fee as   $   16,971,681
   Portfolio                    secondarily, long term growth   the Manager will receive
                                of capital by investing         a fee from the
                                substantially in Scudder bond   underlying funds.
                                mutual funds, but will have
                                some exposure to Scudder
                                equity mutual funds.
 Scudder Pathway Growth         Long term growth of capital by  There will be no fee as   $   49,574,256
   Portfolio                    investing predominantly in      the Manager will receive
                                Scudder equity mutual funds     a fee from the
                                designed to provide long term   underlying funds.
                                growth.
 Scudder Pathway International  Maximize total return,          There will be no fee as   $   11,728,045
   Portfolio                    consisting of capital           the Manager will receive
                                appreciation plus dividend      a fee from the
                                income and interest by          underlying funds.
                                investing in a select mix of
                                established international and
                                global Scudder Funds.
U.S. GROWTH AND INCOME FUNDS
 Scudder Balanced Fund          A balance of growth and income  0.700% of net assets++    $  158,711,908
                                from a diversified portfolio
                                of equity and fixed-income
                                securities and long term
                                preservation of capital
                                through a quality-oriented
                                investment approach designed
                                to reduce risk.
 Scudder Dividend & Growth      High current income and long    0.750% of net assets               N/A**
   Fund                         term growth of capital through
                                investment in income paying
                                equity securities.

             FUND                         OBJECTIVE                     FEE RATE            NET ASSETS
             ----                         ---------                     --------            ----------
 Scudder Growth and Income      Long term growth of capital,    0.600% to $500 million    $6,833,584,122
   Fund                         current income and growth of    0.550% next $500 million
                                income.                         0.500% next $500 million
                                                                0.475% next $500 million
                                                                0.450% next $1 billion
                                                                0.425% next $1.5 billion
                                                                0.405% next 1.5 billion
                                                                0.3875% next $4 billion
                                                                0.370% over $10 billion*
U.S. GROWTH FUNDS
 Classic Growth Fund            Long term growth of capital     0.700% of net assets++    $   53,225,783
                                with reduced share price
                                volatility compared to other
                                growth mutual funds.
 Scudder 21st Century Growth    Long term growth of capital by  1.000% of net assets++    $   23,296,176
   Fund                         investing primarily in the
                                securities of emerging growth
                                companies poised to be leaders
                                in the 21st century.
 Scudder Development Fund       Long term growth of capital by  1.000% to $500 million    $  845,405,075
                                investing primarily in          0.950% next $500 million
                                securities of small and medium  0.900% thereafter
                                size growth companies.
 Scudder Financial Services     Long term growth of capital by  0.750% of net assets++    $   36,926,469@
   Fund                         investing primarily in common
                                stocks and other equity
                                securities of companies in a
                                group of related industries.
 Scudder Health Care Fund       Long term growth of capital by  0.850% of next assets++   $   40,923,873@
                                investing primarily in common
                                stocks and other equity
                                securities of companies in a
                                group of related industries.
 Scudder Large Company Growth   Long term growth of capital     0.700% of net assets      $  288,064,975
   Fund (formerly Scudder       through investment primarily
   Quality Growth Fund)         in the equity securities of
                                seasoned, financially strong
                                U.S. growth companies.
 Scudder Large Company Value    Maximize long term capital      0.750% to $500 million    $2,212,733,138
   Fund (formerly Scudder       appreciation through a value    0.650% next $500 million
   Capital Growth Fund)         driven investment program.      0.600% next $500 million
                                                                0.550% next $500 million
                                                                0.500% next $1.0 billion*
 Scudder Micro Cap Fund         Long term growth of capital by  0.750% of net assets      $   91,627,404
                                investing primarily in a
                                diversified portfolio of U.S.
                                micro-cap common stocks.
 Scudder Real Estate            Long term capital growth and    0.800% of net assets++    $   20,435,489
   Investment Fund              current income by investing
                                primarily in equity securities
                                of companies in the real
                                estate industry.

             FUND                         OBJECTIVE                     FEE RATE            NET ASSETS
             ----                         ---------                     --------            ----------
 Scudder S&P 500 Index Fund     Investment results that,        0.150% of net assets++    $   16,912,276
                                before expenses, correspond to
                                the total return of common
                                stocks publicly traded in the
                                United States, as represented
                                by the Standard & Poor's 500
                                Composite Stock Price Index.
 Scudder Small Company Value    Long term growth of capital by  0.750% of net assets      $  123,398,822
   Fund                         investing primarily in
                                undervalued stocks of small
                                U.S. companies.
 Scudder Technology Fund        Long term growth of capital by  0.850% of net assets++    $   37,159,344@
                                investing primarily in common
                                stocks and other equity
                                securities of companies in a
                                group of related industries.
 Value Fund                     Long term growth of capital     0.700% to $500 million    $  297,979,779
                                through investment in           0.650% over $500
                                undervalued equity securities.  million*
GLOBAL GROWTH FUNDS
 Global Discovery Fund          Above-average capital           1.100% of net assets      $  349,121,954
                                appreciation over the long
                                term by investing primarily in
                                the equity securities of small
                                companies located throughout
                                the world.
 Scudder Emerging Markets       Long term growth of capital     1.25% of net assets++     $  219,624,481
   Growth Fund                  primarily through equity
                                investment in emerging markets
                                around the globe.
 Scudder Global Fund            Long term growth of capital     1.000% to $500 million    $1,766,207,742
                                through a diversified           0.950% next $500 million
                                portfolio of marketable         0.900% next $500 million
                                securities, primarily equity    0.850% over $1.5 billion
                                securities, including common
                                stock, preferred stocks and
                                debt securities convertible
                                into common stocks.
 Scudder Gold Fund              Maximum return (principal       1.000% of net assets      $  132,131,545
                                change and income) consistent
                                with investing in a portfolio
                                of gold-related equity
                                securities and gold.
 Scudder Greater Europe Growth  Long term growth of capital     1.00% to $1 billion       $  195,514,335
   Fund                         through investments primarily   0.90% thereafter*
                                in the equity securities of
                                European companies.
 Scudder International Fund     Long term growth of capital     0.900% to $500 million    $2,884,919,345
                                primarily from foreign equity   0.850% next $500 million
                                securities.                     0.800% next $1 billion
                                                                0.750% next $1 billion
                                                                0.700% thereafter

             FUND                         OBJECTIVE                     FEE RATE            NET ASSETS
             ----                         ---------                     --------            ----------
 Scudder International Growth   Long term growth of capital     1.000% of net assets++    $   48,880,164
   and Income Fund              and current income primarily
                                from foreign equity
                                securities.
 Scudder International Growth   Long term capital appreciation  1.000% of net assets               N/A**
   Fund                         through investment primarily
                                in the equity securities of
                                foreign companies with high
                                growth potential.
 Scudder International Value    Long term capital appreciation  1.000% of net assets               N/A**
   Fund                         through investment primarily
                                in undervalued foreign equity
                                securities.
 Scudder Latin America Fund     Long term capital appreciation  1.250% to $1 billion      $  882,555,049
                                through investment primarily    1.150% thereafter
                                in the securities of Latin
                                American issuers.
 Scudder Pacific Opportunities  Long term growth of capital     1.100% of net assets      $  147,276,692
   Fund                         primarily through investment
                                in the equity securities of
                                Pacific Basin companies,
                                excluding Japan.
 The Japan Fund, Inc.           Long term capital appreciation  0.850% to $100 million    $  265,181,931
                                through investment primarily    0.750% next $200 million
                                in equity securities,           0.700% next $300 million
                                (including American Depository  0.650% thereafter
                                Receipts) of Japanese
                                companies.
CLOSED-END FUNDS
 The Argentina Fund, Inc.       Long term capital appreciation  Adviser:                  $  135,327,320
                                through investment primarily    1.100% of net assets
                                in equity securities of         Sub-Adviser:
                                Argentine issuers.              Paid by Adviser. 0.100%
                                                                of net assets
 The Brazil Fund, Inc.          Long term capital appreciation  1.200% to $150 million    $  429,429,751
                                through investment primarily    1.050% next $150 million
                                in equity securities of         1.000% next $200 million
                                Brazilian issuers.              0.900% thereafter
                                                                Administrator: Receives
                                                                an annual fee of $50,000
 The Korea Fund, Inc.           Long term capital appreciation  Adviser:                  $  406,244,000
                                through investment primarily    1.150% to $50 million
                                in equity securities of Korean  1.100% next $50 million
                                companies.                      1.000% next $250 million
                                                                0.950% next $400 million
                                                                0.900% thereafter
                                                                Sub-Adviser -- Daewoo:
                                                                Paid by Adviser.
                                                                0.2875% to $50 million
                                                                0.275% next $50 million
                                                                0.250% next $250 million
                                                                0.2375% next $400
                                                                million
                                                                0.225% thereafter

             FUND                         OBJECTIVE                     FEE RATE            NET ASSETS
             ----                         ---------                     --------            ----------
 Montgomery Street Income       High level of current income    0.500% to $150 million    $  207,315,702
   Securities, Inc.             consistent with prudent         0.450% next $50 million
                                investment risks through a      0.400% thereafter
                                diversified portfolio
                                primarily of debt securities.
 Scudder Global High Income     High level of current income    1.200% of net assets      $   80,721,844
   Fund, Inc. (formerly The     and, secondarily, capital
   Latin America Dollar Income  appreciation through
   Fund, Inc.)                  investment principally in
                                dollar-denominated Latin
                                American debt instruments.
 Scudder New Asia Fund, Inc.    Long term capital appreciation  1.250% to $75 million     $   98,866,168
                                through investment primarily    1.150% next $125 million
                                in equity securities of Asian   1.100% thereafter
                                companies.
 Scudder New Europe Fund, Inc.  Long term capital appreciation  1.250% to $75 million     $  320,293,393
                                through investment primarily    1.150% next $125 million
                                in equity securities of         1.100% thereafter
                                companies traded on smaller or
                                emerging European markets and
                                companies that are viewed as
                                likely to benefit from changes
                                and developments throughout
                                Europe.
 Scudder Spain and Portugal     Long term capital appreciation  Adviser:                  $  112,909,567
   Fund, Inc.                   through investment primarily    1.000% of net assets
                                in equity securities of         Administrator:
                                Spanish & Portuguese issuers.   0.200% of net assets
INSURANCE PRODUCTS
 Scudder Variable Life          Balance of growth and income,   0.475% of net assets      $  118,373,215
   Investment Fund Balanced     as well as long term
   Portfolio                    preservation of capital, from
                                a diversified portfolio of
                                equity and fixed income
                                securities.
 Scudder Variable Life          High level of income from a     0.475% of net assets      $   81,387,032
   Investment Fund Bond         high quality portfolio of
   Portfolio                    bonds.
 Scudder Variable Life          Maximize long term capital      0.475% to $500 million    $  676,317,582
   Investment Fund Capital      growth from a portfolio         0.450% next $500 million
   Growth Portfolio             consisting primarily of equity  0.425% on assets
                                securities.                     over $1.0 billion***
 Scudder Variable Life          Above-average capital           0.975% of net assets++    $   20,115,141
   Investment Fund Global       appreciation over the long
   Discovery Portfolio          term by investing primarily in
                                the equity securities of small
                                companies located throughout
                                the world.
 Scudder Variable Life          Long term growth of capital,    0.475% of net assets      $  163,603,606
   Investment Fund Growth and   current income and growth of
   Income Portfolio             income from a portfolio
                                consisting primarily of common
                                stocks and securities
                                convertible into common
                                stocks.

             FUND                         OBJECTIVE                     FEE RATE            NET ASSETS
             ----                         ---------                     --------            ----------
 Scudder Variable Life          Long term growth of capital     0.875% to $500 million    $  427,237,880
   Investment Fund              principally from a diversified  0.725% thereafter
   International Portfolio      portfolio of foreign equity
                                securities.
 Scudder Variable Life          Stability of capital and        0.370% of net assets      $  102,576,377
   Investment Fund Money        current income from a
   Market Portfolio             portfolio of money market
                                instruments.

------------------------------
  + The information provided below is shown as of the end of each Fund's last fiscal year, unless otherwise noted.
 ++ Subject to waivers and/or expense limitations.

  * The addition of this breakpoint is effective 10/1/98.

 ** Fee information is not available for Scudder Dividend & Growth Fund, which commenced operations on June 1, 1998; Scudder Corporate Bond Fund, which commenced operations on August 31, 1998; or Scudder International Growth Fund and Scudder International Value Fund, each of which commenced operations on September 1, 1998.

 *** The addition of this breakpoint is expected to be effective 10/1/98.

 @ Net asset information is provided for the semi-annual period ended May 31, 1998.

                                 KEMPER FUNDS+



            FUND                         OBJECTIVE                    FEE RATE            NET ASSETS
            ----                         ---------                    --------            ----------
EQUITY/GROWTH STYLE FUNDS
 Kemper Aggressive Growth      Capital appreciation through   0.650% of net assets      $   11,609,000
   Fund                        the use of aggressive          plus or minus an
                               investment techniques.         incentive fee based on
                                                              the performance of the
                                                              Standard & Poor's 500
                                                              Stock Index, which may
                                                              result in a fee ranging
                                                              from 0.450 of 1.000% to
                                                              0.850 of 1.000% of net
                                                              assets
 Kemper Blue Chip Fund         Growth of capital and income.  0.580% to $250 million    $  446,891,000
                                                              0.550% next $750 million
                                                              0.530% next $1.5 billion
                                                              0.510% next $2.5 billion
                                                              0.480% next $2.5 billion
                                                              0.460% next $2.5 billion
                                                              0.440% next $2.5 billion
                                                              0.420% thereafter
 Kemper Growth Fund            Growth of capital through      0.580% to $250 million    $2,827,565,000
                               professional management and    0.550% next $750 million
                               diversification of investment  0.530% next $1.5 billion
                               securities having potential    0.510% next $2.5 billion
                               for capital appreciation.      0.480% next $2.5 billion
                                                              0.460% next $2.5 billion
                                                              0.440% next $2.5 billion
                                                              0.420% thereafter
 Kemper Quantitative Equity    Growth of capital and          0.580% to $250 million    $   11,217,000
   Fund                        reduction of risk through      0.550% next $750 million
                               professional management of a   0.530% next $1.5 billion
                               diversified portfolio of       0.510% next $2.5 billion
                               equity securities.             0.480% next $2.5 billion
                                                              0.460% next $2.5 billion
                                                              0.440% next $2.5 billion
                                                              0.420% thereafter
 Kemper Small Capitalization   Maximum capital appreciation.  0.650% of net assets      $1,095,478,000
   Equity Fund                                                plus or minus an
                                                              incentive fee based on
                                                              the performance of the
                                                              Standard & Poor's 500
                                                              Stock Index, which may
                                                              result in a fee ranging
                                                              from 0.350 of 1.000% to
                                                              0.950 of 1.000% of net
                                                              assets

            FUND                         OBJECTIVE                    FEE RATE            NET ASSETS
            ----                         ---------                    --------            ----------
Kemper Technology Fund         Growth of capital.             0.580% to $250 million    $1,209,723,000
                                                              0.550% next $750 million
                                                              0.530% next $1.5 billion
                                                              0.510% next $2.5 billion
                                                              0.480% next $2.5 billion
                                                              0.460% next $2.5 billion
                                                              0.440% next $2.5 billion
                                                              0.420% thereafter
Kemper Total Return Fund       The highest total return, a    0.580% to $250 million    $3,241,383,000
                               combination of income and      0.550% next $750 million
                               capital gain, consistent with  0.530% next $1.5 billion
                               reasonable risk.               0.510% next $2.5 billion
                                                              0.480% next $2.5 billion
                                                              0.460% next $2.5 billion
                                                              0.440% next $2.5 billion
                                                              0.420% thereafter
Kemper Value + Growth Fund     Growth of capital through      0.720% to $250 million    $   97,741,000
                               professional management of     0.690% next $750 million
                               growth and value stocks.       0.660% next $1.5 billion
                                                              0.640% next $2.5 billion
                                                              0.600% next $2.5 billion
                                                              0.580% next $2.5 billion
                                                              0.560% next $2.5 billion
                                                              0.540% thereafter
EQUITY/VALUE STYLE FUNDS
 Kemper Contrarian Fund        Long-term capital              0.750% to $250 million    $  178,115,000
                               appreciation and,              0.720% next $750 million
                               secondarily, current income.   0.700% next $1.5 billion
                                                              0.680% next $2.5 billion
                                                              0.650% next $2.5 billion
                                                              0.640% next $2.5 billion
                                                              0.630% next $2.5 billion
                                                              0.620% thereafter
 Kemper Small Cap Relative     Long-term capital              0.750% to $250 million               N/A*
   Value Fund                  appreciation.                  0.720% next $750 million
                                                              0.700% next $1.5 billion
                                                              0.680% next $2.5 billion
                                                              0.650% next $2.5 billion
                                                              0.640% next $2.5 billion
                                                              0.630% next $2.5 billion
                                                              0.620% thereafter**
 Kemper Small Cap Value Fund   Long-term capital              0.750% to $250 million    $1,263,144,000
                               appreciation                   0.720% next $750 million
                                                              0.700% next $1.5 billion
                                                              0.680% next $2.5 billion
                                                              0.650% next $2.5 billion
                                                              0.640% next $2.5 billion
                                                              0.630% next $2.5 billion
                                                              0.620% thereafter
 Kemper U.S. Growth and        Long-term growth of capital,   0.600% to $250 million    $    3,864,000***
   Income Fund                 current income and growth of   0.570% next $750 million
                               income.                        0.550% next $1.5 billion
                                                              0.530% thereafter

            FUND                         OBJECTIVE                    FEE RATE            NET ASSETS
            ----                         ---------                    --------            ----------
 Kemper-Dreman Financial       Long-term capital              0.750% to $250 million               N/A*
   Services Fund               appreciation by investing      0.720% next $750 million
                               primarily in common stocks     0.700% next $1.5 billion
                               and other equity securities    0.680% next $2.5 billion
                               of companies in the financial  0.650% next $2.5 billion
                               services industry believed by  0.640% next $2.5 billion
                               the Fund's investment manager  0.630% next $2.5 billion
                               to be undervalued.             0.620% thereafter**
 Kemper-Dreman High Return     High total rate of return.     0.750% to $250 million               N/A*
   Equity Fund                                                0.720% next $750 million
                                                              0.700% next $1.5 billion
                                                              0.680% next $2.5 billion
                                                              0.650% next $2.5 billion
                                                              0.640% next $2.5 billion
                                                              0.630% next $2.5 billion
                                                              0.620% thereafter
GLOBAL AND INTERNATIONAL FUNDS
 Kemper Asian Growth Fund      Long-term capital growth by    0.850% to $250 million    $    6,398,000
                               investing in a diversified     0.820% next $750 million
                               portfolio of Asian equity      0.800% next $1.5 billion
                               securities.                    0.780% next $2.5 billion
                                                              0.750% next $2.5 billion
                                                              0.740% next $2.5 billion
                                                              0.730% next $2.5 billion
                                                              0.720% thereafter**
 Kemper Emerging Markets       Long-term growth of capital    1.250% of net assets**    $    1,147,000@
   Growth Fund                 primarily through equity
                               investment in emerging
                               markets around the globe.
 Kemper Emerging Markets       High current income and,       1.000% of net assets**    $    5,616,000@
   Income Fund                 secondarily, long-term
                               capital appreciation.
 Kemper Europe Fund            Long-term capital growth by    0.750% to $250 million    $   23,910,000
                               investing in a diversified     0.720% next $750 million
                               portfolio of European equity   0.700% next $1.5 billion
                               securities.                    0.680% next $2.5 billion
                                                              0.650% next $2.5 billion
                                                              0.640% next $2.5 billion
                                                              0.630% next $2.5 billion
                                                              0.620% thereafter
 Kemper Global Blue Chip Fund  Long-term growth of capital    1.000% to $250 million    $    3,663,000@
                               through a diversified          0.950% next $750 million
                               worldwide portfolio of         0.900% thereafter**
                               marketable securities,
                               primarily equity securities.
 Kemper Global Income Fund     High current income            0.750% to $250 million    $   99,054,000
                               consistent with prudent total  0.720% next $750 million
                               return asset management by     0.700% next $1.5 billion
                               investing in a portfolio of    0.680% next $2.5 billion
                               investment grade foreign and   0.650% next $2.5 billion
                               domestic fixed income          0.640% next $2.5 billion
                               securities.                    0.630% next $2.5 billion
                                                              0.620% thereafter

            FUND                         OBJECTIVE                    FEE RATE            NET ASSETS
            ----                         ---------                    --------            ----------
 Kemper International Fund     Total return, a combination    0.750% to $250 million    $  588,069,000
                               of capital growth and income,  0.720% next $750 million
                               principally through an         0.700% next $1.5 billion
                               internationally diversified    0.680% next $2.5 billion
                               portfolio of equity            0.650% next $2.5 billion
                               securities.                    0.640% next $2.5 billion
                                                              0.630% next $2.5 billion
                                                              0.620% thereafter
 Kemper International Growth   Long-term growth of capital    1.000% of net assets**    $    1,556,000@
   and Income Fund             and income, primarily from
                               foreign equity securities.
 Kemper Latin America Fund     Long-term capital              1.250% to $250 million    $    1,441,000@
                               appreciation through           1.200% next $750 million
                               investment primarily in the    1.150% thereafter**
                               securities of Latin American
                               issuers.
ASSET ALLOCATION FUNDS
 Kemper Horizon 10+ Portfolio  A balance between growth of    0.580% to $250 million    $  106,339,000
                               capital and income,            0.550% next $750 million
                               consistent with moderate       0.530% next $1.5 billion
                               risk.                          0.510% next $2.5 billion
                                                              0.480% next $2.5 billion
                                                              0.460% next $2.5 billion
                                                              0.440% next $2.5 billion
                                                              0.420% thereafter
 Kemper Horizon 20+ Portfolio  Growth of capital and,         0.580% to $250 million    $  110,076,000
                               secondarily, income.           0.550% next $750 million
                                                              0.530% next $1.5 billion
                                                              0.510% next $2.5 billion
                                                              0.480% next $2.5 billion
                                                              0.460% next $2.5 billion
                                                              0.440% next $2.5 billion
                                                              0.420% thereafter
 Kemper Horizon 5 Portfolio    Income consistent with         0.580% to $250 million    $   55,335,000
                               preservation of capital and,   0.550% next $750 million
                               secondarily, growth of         0.530% next $1.5 billion
                               capital.                       0.510% next $2.5 billion
                                                              0.480% next $2.5 billion
                                                              0.460% next $2.5 billion
                                                              0.440% next $2.5 billion
                                                              0.420% thereafter
INCOME FUNDS
 Kemper Adjustable Rate U.S.   High current income            0.550% to $250 million    $   81,967,000
   Government Fund             consistent with low            0.520% next $750 million
                               volatility of principal.       0.500% next $1.5 billion
                                                              0.480% next $2.5 billion
                                                              0.450% next $2.5 billion
                                                              0.430% next $2.5 billion
                                                              0.410% next $2.5 billion
                                                              0.400% thereafter

            FUND                         OBJECTIVE                    FEE RATE            NET ASSETS
            ----                         ---------                    --------            ----------
 Kemper Diversified Income     High current return.           0.580% to $250 million    $  861,543,000
   Fund                                                       0.550% next $750 million
                                                              0.530% next $1.5 billion
                                                              0.510% next $2.5 billion
                                                              0.480% next $2.5 billion
                                                              0.460% next $2.5 billion
                                                              0.440% next $2.5 billion
                                                              0.420% thereafter
 Kemper High Yield Fund        The highest level of current   0.580% to $250 million    $4,939,302,000
                               income from a professionally   0.550% next $750 million
                               managed, diversified           0.530% next $1.5 billion
                               portfolio of fixed income      0.510% next $2.5 billion
                               securities consistent with     0.480% next $2.5 billion
                               reasonable risk.               0.460% next $2.5 billion
                                                              0.440% next $2.5 billion
                                                              0.420% thereafter
 Kemper High Yield             Total return through high      0.650% to $250 million    $   16,188,000
   Opportunity Fund            current income and capital     0.620% next $750 million
                               appreciation.                  0.600% next $1.5 billion
                                                              0.580% next $2.5 billion
                                                              0.550% next $2.5 billion
                                                              0.530% next $2.5 billion
                                                              0.510% next $2.5 billion
                                                              0.490% thereafter
 Kemper Income and Capital     As high a level of current     0.550% to $250 million    $  613,470,000
   Preservation Fund           income as is consistent with   0.520% next $750 million
                               preservation of capital.       0.500% next $1.5 billion
                                                              0.480% next $2.5 billion
                                                              0.450% next $2.5 billion
                                                              0.430% next $2.5 billion
                                                              0.410% next $2.5 billion
                                                              0.400% thereafter
 Kemper Short-Intermediate     High current income and        0.550% to $250 million    $  171,400,000
   Government Fund             preservation of capital, with  0.520% next $750 million
                               equal emphasis, from a         0.500% next $1.5 billion
                               portfolio primarily            0.480% next $2.5 billion
                               consisting of short-and        0.450% next $2.5 billion
                               intermediate-term U.S.         0.430% next $2.5 billion
                               Government securities.         0.410% next $2.5 billion
                                                              0.400% thereafter
 Kemper U.S. Government        High current income,           0.450% to $250 million    $3,642,027,000
   Securities Fund             liquidity and security of      0.430% next $750 million
                               principal.                     0.410% next $1.5 billion
                                                              0.400% next $2.5 billion
                                                              0.380% next $2.5 billion
                                                              0.360% next $2.5 billion
                                                              0.340% next $2.5 billion
                                                              0.320% thereafter

            FUND                         OBJECTIVE                    FEE RATE            NET ASSETS
            ----                         ---------                    --------            ----------
 Kemper U.S. Mortgage Fund     Maximum current return from    0.550% to $250 million    $2,497,825,000
                               U.S. Government securities.    0.520% next $750 million
                                                              0.500% next $1.5 billion
                                                              0.480% next $2.5 billion
                                                              0.450% next $2.5 billion
                                                              0.430% next $2.5 billion
                                                              0.410% next $2.5 billion
                                                              0.400% thereafter
TAX-FREE INCOME FUNDS
 Kemper California Tax-Free    High level of current income   0.550% to $250 million    $1,007,907,000
   Income Fund                 exempt from federal and        0.520% next $750 million
                               California income taxes        0.500% next $1.5 billion
                               through a portfolio of         0.480% next $2.5 billion
                               municipal securities.          0.450% next $2.5 billion
                                                              0.430% next $2.5 billion
                                                              0.410% next $2.5 billion
                                                              0.400% thereafter
 Kemper Florida Tax-Free       High level of current income   0.550% to $250 million    $  103,845,000
   Income Fund                 that is exempt from income     0.520% next $750 million
                               taxes through a diversified    0.500% next $1.5 billion
                               portfolio of municipal         0.480% next $2.5 billion
                               securities.                    0.450% next $2.5 billion
                                                              0.430% next $2.5 billion
                                                              0.410% next $2.5 billion
                                                              0.400% thereafter
 Kemper Intermediate           As high a level of current     0.550% to $250 million    $   21,889,000
   Municipal Bond Fund         income, exempt from federal    0.520% next $750 million
                               income taxes, as is            0.500% next $1.5 billion
                               consistent with preservation   0.480% next $2.5 billion
                               of capital through a           0.450% next $2.5 billion
                               diversified portfolio of       0.430% next $2.5 billion
                               municipal securities.          0.410% next $2.5 billion
                                                              0.400% thereafter**
 Kemper Michigan Tax-Free      High level of current income   0.550% to $250 million    $    3,091,000
   Income Fund                 exempt from federal and        0.520% next $750 million
                               Michigan income taxes through  0.500% next $1.5 billion
                               a non-diversified portfolio    0.480% next $2.5 billion
                               of municipal securities.       0.450% next $2.5 billion
                                                              0.430% next $2.5 billion
                                                              0.410% next $2.5 billion
                                                              0.400% thereafter**
 Kemper Municipal Bond Fund    As high a level of current     0.450% to $250 million    $3,216,221,000
                               income, exempt from federal    0.430% next $750 million
                               income taxes, as is            0.410% next $1.5 billion
                               consistent with preservation   0.400% next $2.5 billion
                               of capital though a            0.380% next $2.5 billion
                               professionally managed         0.360% next $2.5 billion
                               portfolio of municipal         0.340% next $2.5 billion
                               securities.                    0.320% thereafter

            FUND                         OBJECTIVE                    FEE RATE            NET ASSETS
            ----                         ---------                    --------            ----------
 Kemper New Jersey Tax-Free    High level of current income   0.550% to $250 million    $    5,304,000
   Income Fund                 exempt from federal and New    0.520% next $750 million
                               Jersey income taxes through a  0.500% next $1.5 billion
                               professionally managed non-    0.480% next $2.5 billion
                               diversified portfolio of       0.450% next $2.5 billion
                               municipal securities.          0.430% next $2.5 billion
                                                              0.410% next $2.5 billion
                                                              0.400% thereafter**
 Kemper New York Tax-Free      High level of current income   0.550% to $250 million    $  285,934,000
   Income Fund                 that is exempt from federal,   0.520% next $750 million
                               New York and New York city     0.500% next $1.5 billion
                               income taxes through a         0.480% next $2.5 billion
                               professionally managed non-    0.450% next $2.5 billion
                               diversified portfolio of       0.430% next $2.5 billion
                               municipal securities.          0.410% next $2.5 billion
                                                              0.400% thereafter
 Kemper Ohio Tax-Free Income   High level of current          0.550% to $250 million    $   39,468,000
   Fund                        interest income exempt from    0.520% next $750 million
                               federal and state of Ohio      0.500% next $1.5 billion
                               income taxes through a         0.480% next $2.5 billion
                               professionally managed         0.450% next $2.5 billion
                               non-diversified portfolio of   0.430% next $2.5 billion
                               municipal securities.          0.410% next $2.5 billion
                                                              0.400% thereafter
 Kemper Pennsylvania Tax-      High level of current income   0.550% to $250 million    $    6,304,000
   Free Income Fund            exempt from federal and state  0.520% next $750 million
                               of Pennsylvania income taxes   0.500% next $1.5 billion
                               through a professionally       0.480% next $2.5 billion
                               managed non-diversified        0.450% next $2.5 billion
                               portfolio of municipal         0.430% next $2.5 billion
                               securities.                    0.410% next $2.5 billion
                                                              0.400% thereafter**
 Kemper Texas Tax-Free Income  A high level of current        0.550% to $250 million    $   12,469,000
   Fund                        interest income exempt from    0.520% next $750 million
                               federal income taxes through   0.500% next $1.5 billion
                               a professionally managed non-  0.480% next $2.5 billion
                               diversified portfolio of       0.450% next $2.5 billion
                               municipal securities.          0.430% next $2.5 billion
                                                              0.410% next $2.5 billion
                                                              0.400% thereafter
CLOSED-END FUNDS
 The Growth Fund of Spain,     Long-term capital              1.000% of net assets(2)   $  315,059,000
   Inc.                        appreciation by investing
                               primarily in equity
                               securities of Spanish
                               companies.
 Kemper High Income Trust      Highest current income         0.850% of net assets(2)   $  222,919,000
                               obtainable consistent with
                               reasonable risk with capital
                               gains secondary.
 Kemper Intermediate           High current income            0.800% of net assets(2)   $  267,218,000
   Government Trust            consistent with preservation
                               of capital by investing in
                               U.S. and foreign government
                               securities.

            FUND                         OBJECTIVE                    FEE RATE            NET ASSETS
            ----                         ---------                    --------            ----------
 Kemper Multi-Market Income    High current income            0.850% of net assets(2)   $  217,508,000
   Trust                       consistent with prudent total
                               return asset management by
                               investing in a diversified
                               portfolio of investment grade
                               tax-exempt securities.
 Kemper Municipal Income       High level of current income   0.550% of net assets(2)   $  686,179,000
   Trust                       exempt from federal income
                               tax.
 Kemper Strategic Income Fund  High current income by         0.850% of net assets(2)   $   53,129,000
                               investing its assets in a
                               combination of lower-rated
                               corporate fixed-income
                               securities, fixed-income
                               securities of emerging market
                               and other foreign issuers
                               and, fixed-income securities
                               of the U.S. Government and
                               its agencies and
                               instrumentalities and private
                               mortgage-backed issuers.
 Kemper Strategic Municipal    High level of current income   0.600% of net assets(2)   $  130,895,000
   Income Trust                exempt from federal income
                               tax by investing in a
                               diversified portfolio of
                               tax-exempt municipal
                               securities.
ANNUITY PRODUCTS
 Kemper Blue Chip Portfolio    Growth of capital and income.  0.650% of net assets      $   18,421,000
 Kemper Contrarian Value       High rate of return.           0.750% of net assets      $  162,380,000
   Portfolio
 Kemper Global Blue Chip       Long-term growth of capital    1.000% to $250 million         N/A*
   Portfolio                   through diversified worldwide  0.950% next $750 million
                               portfolio of marketable        0.900% thereafter
                               securities, primarily equity
                               securities.
 Kemper Global Income          High current income            0.750% of net assets      $    2,145,000
   Portfolio                   consistent with prudent total
                               return asset management.
 Kemper Government Securities  High current income            0.550% of net assets      $   86,682,000
   Portfolio                   consistent with preservation
                               of capital from a portfolio
                               consisting primarily of U.S.
                               Government securities.
 Kemper Growth Portfolio       Maximum appreciation of        0.600% of net assets      $  563,016,000
                               capital.
 Kemper High Yield Portfolio   High level of current income   0.600% of net assets      $  391,664,000
                               by investing in fixed income
                               securities.
 Kemper Horizon 10+ Portfolio  A balance between growth of    0.600% of net assets      $   22,553,000
                               capital and income consistent
                               with moderate risk.

            FUND                         OBJECTIVE                    FEE RATE            NET ASSETS
            ----                         ---------                    --------            ----------
 Kemper Horizon 20+ Portfolio  Growth of capital and,         0.600% of net assets      $   16,659,000
                               secondarily, income.
 Kemper Horizon 5 Portfolio    Income consistent with         0.600% of net assets      $   14,258,000
                               preservation of capital, and
                               secondarily, growth.
 Kemper International Growth   Long-term growth of capital    1.000% of net assets           N/A*
   and Income Portfolio        and current income, primarily
                               from foreign equity
                               securities.
 Kemper International          Total return, a combination    0.750% of net assets      $  200,046,000
   Portfolio                   of capital growth and income,
                               principally through an
                               internationally diversified
                               portfolio of equity
                               securities.
 Kemper Investment Grade Bond  High current income by         0.600% of net assets      $   15,504,000
   Portfolio                   investing primarily in a
                               diversified portfolio of
                               investment grade debt
                               securities.
 Kemper Money Market           Maximum current income to the  0.500% of net assets      $  100,143,000
   Portfolio                   extent consistent with
                               stability of principal from a
                               portfolio of high quality
                               money market instruments.
 Kemper Small Cap Growth       Maximum capital appreciation   0.650% of net assets      $  137,415,000
   Portfolio                   from a portfolio primarily
                               consisting of growth stocks
                               of small companies.
 Kemper Small Cap Value        Long-term capital              0.750% of net assets      $   76,108,000
   Portfolio                   appreciation from a portfolio
                               primarily of value stocks of
                               smaller companies.
 Kemper Total Return           High total return through a    0.550% of net assets      $  786,996,000
   Portfolio                   combination of income and
                               capital appreciation.
 Kemper Value+Growth           Growth of capital through      0.750% of net assets      $   69,094,000
   Portfolio                   professional management of a
                               portfolio of growth and value
                               stocks.
 Kemper-Dreman Financial       Long-term capital              0.750% to $250 million         N/A*
   Services Portfolio          appreciation by investing      0.720% next $750 million
                               primarily in common stocks     0.700% next $1.5 billion
                               and other equity securities    0.680% next $2.5 billion
                               of companies in the financial  0.650% next $2.5 billion
                               services industry believed by  0.640% next $2.5 billion
                               the investment manger to be    0.630% next $2.5 billion
                               undervalued.                   0.620% thereafter

            FUND                         OBJECTIVE                    FEE RATE            NET ASSETS
            ----                         ---------                    --------            ----------
 Kemper-Dreman High Return     High rate of total return.     0.750% to $250 million         N/A*
   Equity Portfolio                                           0.720% next $750 million
                                                              0.700% next $1.5 billion
                                                              0.680% next $2.5 billion
                                                              0.650% next $2.5 billion
                                                              0.640% next $2.5 billion
                                                              0.630% next $2.5 billion
                                                              0.620% thereafter
MONEY MARKET FUNDS
 Government Securities         Maximum current income to the  0.220% to $500 million    $  810,001,000
   Portfolio (Cash Account     extent consistent with         0.200% next $500 million
   Trust)                      stability of capital from a    0.175% next $1 billion
                               portfolio of U.S. Government   0.160% next $1 billion
                               obligations.                   0.150% thereafter(1)**
 Government Securities         Maximum current income to the  0.220% to $500 million    $  391,861,000
   Portfolio (Cash Equivalent  extent consistent with         0.200% next $500 million
   Fund)                       stability of capital from a    0.175% next $1 billion
                               portfolio of U.S. Government   0.160% next $1 billion
                               obligations.                   0.150% thereafter(4)
 Government Securities         Maximum current income to the  0.150% of net             $  312,194,000
   Portfolio (Investors Cash   extent consistent with         assets(5)**
   Trust)                      stability of capital by
                               investing in U.S. Government
                               obligations and repurchase
                               agreements.
 Investors Florida Municipal   Maximum current income exempt  0.220% to $500 million    $    7,611,000
   Cash Fund                   from federal income taxes to   0.200% next $500 million
                               the extent consistent with     0.175% next $1 billion
                               stability of capital.          0.160% next $1 billion
                                                              0.150% thereafter(3)**
 Investors Michigan Municipal  Maximum current income exempt  0.22% to $500 million          N/A*
   Cash Fund                   from federal and Michigan      0.20% next $500 million
                               income taxes to the extent     0.175% next $1 billion
                               consistent with stability of   0.16% next $1 billion
                               capital                        0.15% thereafter
 Investors New Jersey          Maximum current income exempt  0.220% to $500 million    $    4,665,000
   Municipal Cash Fund         from federal and New Jersey    0.200% next $500 million
                               income taxes to the extent     0.175% next $1 billion
                               consistent with stability of   0.160% next $1 billion
                               capital.                       0.150% thereafter(3)**
 Investors Pennsylvania        Maximum current income exempt  0.220% to $500 million    $    3,195,000
   Municipal Cash Fund         from federal and Pennsylvania  0.200% next $500 million
                               income taxes to the extent     0.175% next $1 billion
                               consistent with stability of   0.160% next $1 billion
                               capital.                       0.150% thereafter(3)**

            FUND                         OBJECTIVE                    FEE RATE            NET ASSETS
            ----                         ---------                    --------            ----------
 Kemper Cash Reserves Fund     Maximum current income to the  0.400% to $250 million    $  339,655,000
                               extent consistent with         0.380% next $750 million
                               stability of principal from a  0.350% next $1.5 billion
                               portfolio of high quality      0.320% next $2.5 billion
                               money market instruments.      0.300% next $2.5 billion
                                                              0.280% next $2.5 billion
                                                              0.260% next $2.5 billion
                                                              0.250% thereafter
 Money Market Portfolio (Cash  Maximum current income to the  0.220% to $500 million    $2,004,420,000
   Account Trust)              extent consistent with         0.200% next $500 million
                               stability of capital from a    0.175% next $1 billion
                               portfolio primarily of         0.160% next $1 billion
                               commercial paper and bank      0.150% thereafter(1)**
                               obligations.
 Money Market Portfolio (Cash  Maximum current income to the  0.220% to $500 million    $  851,592,000
   Equivalent Fund)            extent consistent with         0.200% next $500 million
                               stability of capital from a    0.175% next $1 billion
                               portfolio primarily of         0.160% next $1 billion
                               commercial paper and bank      0.150% thereafter(4)
                               obligations.
 Tax-Exempt Portfolio (Cash    Maximum current income exempt  0.220% to $500 million    $  370,036,000
   Account Trust)              from federal income taxes to   0.200% next $500 million
                               the extent consistent with     0.175% next $1 billion
                               stability of capital from a    0.160% next $1 billion
                               portfolio of municipal         0.150% thereafter(1)**
                               securities.
 Tax-Exempt Portfolio (Cash    Maximum current income that    0.220% to $500 million    $  333,427,000
   Equivalent Fund)            is exempt from federal income  0.200% next $500 million
                               taxes to the extent            0.175% next $1 billion
                               consistent with stability of   0.160% next $1 billion
                               capital from a portfolio of    0.150% thereafter
                               municipal securities.
 Treasury Portfolio            Maximum current income to the  0.150% of net             $   74,290,000
   (Investors Cash Trust)      extent consistent with         assets(5)**
                               stability of capital by
                               investing in U.S. Government
                               obligations and repurchase
                               agreements.
 Zurich Government Money Fund  Maximum current income to the  0.500% to $215 million    $  686,871,000
                               extent consistent with         0.375% next $335 million
                               stability of principal from a  0.300% next $250 million
                               portfolio of U.S. Government   0.250% thereafter(6)
                               obligations.
 Zurich Money Market Fund      Maximum current income to the  0.500% to $215 million    $4,538,627,000
                               extent consistent with         0.375% next $335 million
                               stability of principal from a  0.300% next $250 million
                               portfolio primarily            0.250% thereafter(6)
                               consisting of commercial
                               paper and bank obligations.
 Zurich Tax-Free Money Fund    Maximum current income to the  0.500% to $215 million    $  815,894,000
                               extent consistent with         0.375% next $335 million
                               stability of principal from a  0.300% next $250 million
                               portfolio of municipal         0.250% thereafter(6)
                               securities.

            FUND                         OBJECTIVE                    FEE RATE            NET ASSETS
            ----                         ---------                    --------            ----------
 Zurich YieldWise Money Fund   Maximum current income to the  0.500% to $215 million    $1,071,728,000
                               extent consistent with         0.375% next $335 million
                               stability of principal by      0.300% next $250 million
                               investing in high-quality      0.250% thereafter**
                               short-term money market
                               instruments
 Tax-Exempt New York Money     Maximum current income exempt  0.220% to $500 million    $  104,198,000
   Market Fund                 from federal, New York State   0.200% next $500 million
                               and New York City income       0.175% next $1 billion
                               taxes to the extent            0.160% next $1 billion
                               consistent with stability of   0.150% thereafter(3)**
                               capital.
 Tax-Exempt California Money   Maximum current income exempt  0.220% to $500 million    $  117,432,000
   Market Fund                 from federal and California    0.200% next $500 million
                               income taxes to the extent     0.175% next $1 billion
                               consistent with stability of   0.160% next $1 billion
                               capital.                       0.150% thereafter


------------------------------

  + The information provided below is shown as of the end of each Fund's last fiscal year, unless otherwise noted.


  * Fee information is not available for Kemper-Dreman Financial Services Fund, which commenced operations on March 9, 1998; Investors Michigan Municipal Cash Fund, which commenced operations on April 6, 1998; Kemper-Dreman High Return Equity Portfolio, which commenced operations on May 1, 1998; Kemper-Dreman Financial Services Portfolio, which commenced operations on May 4, 1998; Kemper Global Blue Chip Portfolio and Kemper International Growth and Income Portfolio, each of which commenced operations on May 5, 1998; or Kemper Small Cap Relative Value Fund, which commenced operations on May 6, 1998.

 ** Subject to waivers and/or reimbursements.

*** Net asset information is provided for the semi-annual period ended April
    30, 1998.

  @ Net asset information is provided for the semi-annual period ended March 31, 1998.

(1) Payable in the aggregate for each of the Government Securities Portfolio, Money Market Portfolio and Tax-Exempt Portfolio series of Cash Account Trust.

(2) Based on average weekly net assets.

(3) Payable in the aggregate for each of the Investors Florida Municipal Cash Fund, Investors New Jersey Municipal Cash Fund, Investors Pennsylvania Municipal Cash Fund and Tax-Exempt New York Money Market Fund series of Investors Municipal Cash Fund.

(4) Payable in the aggregate for each of the Government Securities Portfolio and Money Market Portfolio series of Cash Equivalent Fund.

(5) Payable in the aggregate for each of the Government Securities Portfolio and Treasury Portfolio series of Investors Cash Trust.

(6) Payable in the aggregate for each of the Zurich Government Money Fund, Zurich Money Market Fund and Zurich Tax-Free Money Fund series of Zurich Money Funds.

                                                                       EXHIBIT C

                           NEW SUBADVISORY AGREEMENT


     AGREEMENT made as of the 7th day of September, 1998, between Scudder Kemper Investments, Inc., a Delaware corporation (hereinafter called the "Manager"), and Bankers Trust Company, a New York corporation (hereinafter called the "Subadviser").


                                  WITNESSETH:

     WHEREAS AARP Growth Trust (the "Trust") is a Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"); and

     WHEREAS, the Manager desires to utilize the services of the Subadviser as investment counsel with respect to certain portfolio assets of the Trust; and

     WHEREAS, the Subadviser is willing to perform such services on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, it is agreed as follows:


     1. The Subadviser's Services. The Subadviser will serve the Manager as investment counsel with respect to the investment portfolio of AARP U.S. Stock Index Fund (the "Series"), being one of the portfolio series of the Trust, which is under the management of the Manager pursuant to an Investment Management Agreement between the Manager and the Trust dated September 7, 1998.


     The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of the Series as set forth in the current Prospectus and Statement of Additional Information of the Trust (including amendments) and in accordance with the Fund's Declaration of Trust, as amended, and By-laws governing the offering of its shares and subject to such resolutions as from time to time may be adopted by the Fund's Trustees and furnished to the Subadviser, to develop, recommend and implement such investment program and strategy for the Series as may from time to time be most appropriate to the achievement of the investment objectives of the Series as stated in the aforesaid Prospectus, to provide research and analysis relative to the investment program and investments of the Series, to determine what securities should be purchased and sold and to monitor on a continuing basis the performance of the portfolio securities of the Series. In addition, the Subadviser will place orders for the purchase and sale of portfolio securities and, subject to the provisions of the following paragraph, will take reasonable steps to assure that portfolio transactions are effected to the best price and execution available. The Subadviser will advise the Fund's custodian and the Manager on a prompt basis of each purchase and sale of a portfolio security specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer. From time to time as the Trustees of the Trust or the Manager may reasonably request, the Subadviser will furnish to the Manager, Trust's officers and to each of its Trustees reports on portfolio transactions and reports on assets held in the Series, all in such detail as the Trust or the Manager may reasonably request. The Subadviser will also inform the Manager, Trust's officers and Trustees on a current basis of changes in investment strategy or tactics. The Subadviser will make its officers and employees available to meet with the Manager, Trust's officers and Trustees at least quarterly on due notice to review the investments and investment performance of the Series in the light of the Trust's investment objectives and policies and market conditions. Additionally, the Manager will provide the Subadviser with a list of tobacco producing companies that are subject to the stated restrictions of the Series.

     In using its best efforts to obtain for the Series the most favorable price and execution available, the Subadviser, bearing in mind the Series' best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees of the Trust may determine, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay an unaffiliated broker or dealer that provides brokerage and research services to the Subadviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to the clients.

     It shall be the duty of the Subadviser to furnish to the Trustees of the Trust such information as may reasonably be requested in order for such Trustees to evaluate this Agreement or any proposed amendments thereto for the purposes of casting a vote pursuant to Section 9 hereof.

     In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and except as otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust, the Series or the Manager in any way or otherwise be deemed to be an agent of the Trust, the Series or the Manager.

     In furnishing the services under this Agreement, the Subadviser will comply with the requirements of the 1940 Act applicable to it, and the regulations promulgated thereunder.

     2. Delivery of Documents to Subadviser. The Manager will furnish to the Subadviser copies of each of the following documents:

          (a) The Declaration of Trust of the Trust as in effect on the date hereof;

          (b) The By-laws of the Trust in effect on the date hereof;

          (c) The resolutions of the Trustees approving the engagement of the Subadviser as subadviser to the Series and approving the form of this agreement;

          (d) The resolutions of the Trustees selecting the Manager as investment manager to the Trust and approving the form of the Investment Management Agreement with the Trust, on behalf of the Series;

          (e) The Investment Management Agreement with the Trust, on behalf of the Series;

          (f) The Code of Ethics of the Trust and of the Manager as currently in effect; and

          (g) Current copies of the Series' Prospectus and Statement of Additional Information.

     The Manager will furnish the Subadviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to Items
(a) though (g) above will be provided within 30 days of the time such materials became available to the Manager and until so provided the Subadviser may continue to rely on those documents previously provided.

     During the term of this Agreement, the Manager also will furnish to the Subadviser prior to use thereof copies of all Trust documents, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Series or the public that refer in any way to the Subadviser, and will not use such material if the Subadviser reasonably objects in writing within five business days (or such other time period as may be mutually agreed) after receipt thereof. However, the Manager and the Subadviser may agree amongst themselves that certain of the above-mentioned documents do not need to be furnished to the Subadviser prior to the document's use.

     In the event of termination of this Agreement, the Trust will continue to furnish to the Subadviser copies of any of the above-mentioned materials that refer in any way to the Subadviser. The Trust shall furnish or otherwise make available to the Subadviser such other information relating to the business affairs of the Trust as the Subadviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

     3. Delivery of Documents to the Manager. The Subadviser has furnished the Manager with copies of each of the following documents:

          (a) The Subadviser's most recent balance sheet;

          (b) Separate lists of persons who the Subadviser wishes to have authorized to give written and/or oral instructions to Custodians and the fund accounting agent of Trust assets for the Series; and

          (c) The Code of Ethics of the Subadviser as currently in effect.

     The Subadviser will furnish the Manager from time to time with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to the foregoing, if any. Additionally, the Subadviser will provide to the Manager such other documents relating to its services under this Agreement as the Manager may reasonably request on a periodic basis. Such amendments or supplements as to items (a) through (c) above will be provided within 30 days of the time such materials became available to the Subadviser.

     4. Other Agreements, etc. It is understood that any of the shareholders, Trustees, officers and employees of the Trust or the Series may be a shareholder, director, officer or employee of, or be otherwise interested in, the Subadviser, any interested person of the Subadviser, any organization in which the Subadviser may have an interest or any organization which may have an interest in the Subadviser, any such interested person or any such organization may have an interest in the Trust or the Series. It is also understood that the Subadviser, the Manager and the Trust may have advisory, management, service or other contracts with other individuals or entities, and may have other interests and businesses. When a security proposed to be purchased or sold for the Series is also to be purchased or sold for other accounts managed by the Subadviser at the same time, the Subadviser shall make such purchases or sales on a pro-rata, rotating or other equitable basis so as to avoid any one account's being preferred over any other account.

     The Subadviser may give advice and take action with respect to other funds or clients, or for its own account (collectively, "Other Accounts") which may differ from the advice or the timing or nature of action taken with respect to the Series.

     Nothing in this Agreement shall be implied to prevent (i) the Manager from engaging other subadvisers to provide investment advice and other services in relation to portfolios of the Trust for which the Subadviser does not provide such services, or to prevent the Manager from providing such services itself in relation to such portfolios; or (ii) the Subadviser from providing investment advice and other services to other funds or clients.

     5.  Fees, Expenses and Other Charges.

          (a) For its services hereunder, the Subadviser shall be paid a management fee by the Trust according to the fee schedule attached hereto as Schedule A.

          (b) The Subadviser, at its expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties faithfully.

     6. Confidential Treatment. It is understood that any information or recommendation supplied by the Subadviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Manager, the Trust or such persons as the Manager may designate in connection with the Series. It is also understood that any information supplied to the Subadviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Series, is to be regarded as confidential and for use only by the Subadviser in connection with its obligation to provide investment advice and other services to the Series.

     7. Representations and Covenants of the Parties. The Subadviser hereby acknowledges that it is a "bank" as defined in Section 202(a)(2) of the Investment Advisers Act of 1940 and neither it nor any "affiliated person" of it, as defined in the 1940 Act, is subject to any disqualification that would make the Subadviser unable to serve as an investment adviser to a registered investment company under Section 9 of the 1940 Act. The Subadviser covenants that it will carry out appropriate compliance procedures necessary to the operation of the Series as the Subadviser and the Manager may agree. The Subadviser also covenants that it will manage the Series so that the Trust will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

     8. Reports by the Subadviser and Records of the Series. The Subadviser shall furnish the Manager monthly, quarterly and annual reports concerning transactions and performance of the Series, including information required to be disclosed in the Trust's registration statement, in such form as may be mutually agreed, to review the Series and discuss the management of it. The Subadviser shall permit the financial statements, books and records with respect to the Series to be inspected and audited by the Trust, the Manager or their agents at all reasonable times during normal business hours. The Subadviser shall immediately notify and forward to both the Manager and legal counsel for the Trust any legal process served upon it on behalf of the Manager or the Trust. The Subadviser shall promptly notify the Manager of any changes in any information concerning the Subadviser of which the Subadviser becomes aware that would be required to be disclosed in the Trust's registration statement.

     In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser agrees that all records it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust or the Manager any such records upon the Trust's or the Manager's request. The Subadviser further agrees to maintain for the Trust the records the Trust is required to maintain under Rule 31a-1(b) insofar as such records relate to the investment affairs of the Trust. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for the Trust.

     9. Continuance and Termination. This Agreement shall remain in full force and effect through August 31, 1999, and is renewable annually thereafter by specific approval of the Board of Trustees of the Trust or by the affirmative vote of a majority of the outstanding voting securities of the Series. Any such renewal shall be approved by the vote of a majority of the Trustees of the Trust who are not interested persons under the 1940 Act, cast in person at a meeting called for the purpose of voting on such renewal. This agreement may be terminated without penalty at any time by the Trustees, by vote of a majority of the outstanding voting securities of the Series, or by the Manager or by the Subadviser upon 60 days written notice, and will automatically terminate in the event of its assignment by either party to this Agreement, as defined in the 1940 Act, or (provided Subadviser has received prior written notice thereof) upon termination of the Manager's Investment Management Agreement with the Trust.

     10. Voting Rights. The Manager shall be responsible for exercising any voting rights of any securities of the Series.

     11. Indemnification. The Subadviser agrees to indemnify and hold harmless the Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of the Manager and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") the Manager, against any and all losses, claims damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of Subadviser's responsibilities as portfolio manager of the Series (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Subadviser, any of the Subadviser's employees or representatives or any affiliate of or any person acting on behalf of the Subadviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Series or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished by the Subadviser to the Manager, the Trust or any affiliated person of the Manager or the Trust expressly for use in the Trust's registration statement, or upon verbal information confirmed by the Subadviser in writing expressly for use in the Trust's registration statement or (3) to the extent of, and as a result of, the failure of the Subadviser to execute, or cause to be executed, portfolio transactions according to the standards and requirements of the 1940 Act; provided, however, that in no case is the Subadviser's indemnity in favor of the Manager or any affiliated person or controlling person of the Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

     The Manager agrees to indemnify and hold harmless the Subadviser, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of the Subadviser and each person, if any who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Subadviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Subadviser or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities as investment manager of the Series (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Manager, any of the Manager's employees or representatives or any affiliate of or any person acting on behalf of the Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Series or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon written information furnished by the Subadviser, or any affiliated person of the Subadviser, expressly for use in the Trust's registration statement or other than upon verbal information confirmed by the Subadviser in writing expressly for use in the Trust's registration statement; provided, however, that in no case is the Manager's indemnity in favor of the Subadviser or any affiliated person or controlling person of the Subadviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

     12. Certain Definitions. For the purposes of this Agreement, the "vote of a majority of the outstanding voting securities of the Series" means the affirmative vote, at a duly called and held meeting of shareholders of the Series, (a) of the holders of 67% or more of the shares of the Series present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Series entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Series entitled to vote at such meeting, whichever is less.

     For the purposes of this Agreement, the terms "interested person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

     For the purposes of this Agreement, the terms "assets", "net assets", "securities", "portfolio securities" or "investments" of the Series shall mean, respectively, such assets, net assets, securities, portfolio securities or investments which are from time to time under the management of the Subadviser pursuant to this Agreement.

     13. Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered or sent by pre-paid first class letter post to the following addresses or to such other address as the relevant addressee shall hereafter notify for such purpose to the others by notice in writing and shall be deemed to have been given at the time of delivery.


If to the Manager:                 SCUDDER KEMPER INVESTMENTS, INC.
                                   345 Park Avenue
                                   New York, NY 10154
                                   Attention: Lisa A. Sheeler
If to the Trust:                   AARP GROWTH TRUST
                                   AARP U.S. STOCK INDEX FUND
                                   Two International Place
                                   Boston, MA 02110
                                   Attention: Linda C. Coughlin
If to the Subadviser:              BANKERS TRUST COMPANY
                                   Global Investment Management
                                   One Bankers Trust Plaza
                                   New York, New York 10006
                                   Attention: Frank R. Salerno

     14. Instructions. The Subadviser is authorized to honor and act on any notice, instruction or confirmation given by the Trust or Manager in writing signed or sent by one of the persons whose names, addresses and specimen signatures will be provided by the Trust or Manager from time to time.

     15. Law. This Agreement is governed by and shall be construed in accordance with the laws of the State of New York in a manner not in conflict with the provisions of the 1940 Act.

     16. Limitation of Liability of the AARP Mutual Funds, Trustees, and Shareholders. It is understood and expressly stipulated that none of the trustees, officers, agents, or shareholders of any AARP Mutual Fund shall be personally liable hereunder. It is understood and acknowledged that all persons dealing with any AARP Mutual Fund must look solely to the property of such AARP Mutual Fund for the enforcement of any claims against such AARP Mutual Fund as neither the trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of any AARP Mutual Fund. No AARP Mutual Fund shall be liable for the obligations or liabilities of any other AARP Mutual Fund. No series of any AARP Mutual Fund, if any, shall be liable for the obligations of any other series.

     17. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all such counterparts shall constitute a single instrument.

     IN WITNESS WHEREOF, the parties hereto have each caused this instrument to be signed in duplicate on its behalf by the officer designated below thereunto duly authorized.

                                SCUDDER KEMPER INVESTMENTS, INC.

                                Attest:

                                By:
                                ------------------------------------------------
                                Title:

                                BANKERS TRUST COMPANY

                                Attest:

                                By:
                                ------------------------------------------------
                                Title:

                    SCHEDULE A TO THE SUBADVISORY AGREEMENT

               FOR THE AARP U.S. STOCK INDEX FUND (THE "SERIES")
                         DATED AS OF SEPTEMBER 7, 1998
                    BETWEEN SCUDDER KEMPER INVESTMENTS, INC.

                           AND BANKERS TRUST COMPANY


                                  FEE SCHEDULE


     As compensation for its services described herein, Bankers Trust Company shall receive a fee based on a percentage of average net assets calculated according to the following annualized fee schedule:


                                     SERIES ASSETS    ANNUALIZED RATE
                                     -------------    ---------------
On the First.......................  $100 million        0.07 of 1%
On the next........................  $100 million        0.03 of 1%
On the balance over................  $200 million        0.01 of 1%

                          MINIMUM ANNUAL FEE: $75,000


     The above fees exclude all custody charges. Valuations are made based on the market value of assets held in the Account at the end of each calendar month, and fees are charged quarterly in arrears based on one-fourth of the annual fee. Fees will be prorated appropriately if Bankers Trust Company does not perform services for a full quarter.

                                                                       EXHIBIT D

                         NEW MEMBER SERVICES AGREEMENT

    [ITEMS IN BOLD AND IN BRACKETS APPLY TO FUNDS IN AARP MANAGED INVESTMENT
                             PORTFOLIOS TRUST ONLY]

          AND UNDERLINED ITEMS IN BOLD APPLY ONLY TO ALL OTHER FUNDS.


                        SCUDDER KEMPER INVESTMENTS, INC.
                            TWO INTERNATIONAL PLACE
                                BOSTON, MA 02110

September 7, 1998

AARP Financial Services Corp.
c/o American Association of Retired Persons
601 E Street, N.W.
Washington, DC 20049

                           MEMBER SERVICES AGREEMENT

Ladies and Gentlemen:

     Reference is made to the Omnibus Agreement, dated as of October 9, 1984, between American Association of Retired Persons ("AARP") and us; the Partnership Agreement, dated as of October 9, 1984, between you and us; and the Investment Company Service Agreement (the "ICS Agreement"), dated as of October 9, 1984, among AARP, AARP/Scudder Financial Management Company (the "Partnership") and us. Capitalized terms used herein without definition shall have the meanings assigned thereto in the ICS Agreement.


     This Agreement supersedes all prior Member Services Agreements entered into between you and the Partnership.


     This Agreement constitutes the agreement required to be entered into by you and us pursuant to Section 5 of the ICS Agreement and referred to as the "Member Services Agreement" therein.

     We hereby agree with you as follows:


          1. You agree to provide us with such advice and services relating to investment by members of AARP in the AARP CASH INVESTMENT FUNDS, AARP GROWTH TRUST AARP INCOME TRUST AND AARP TAX FREE INCOME TRUST [AARP MANAGED INVESTMENT PORTFOLIOS TRUST] EACH established as a Massachusetts business trust to engage in the business of an investment management company (EACH A "FUND" AND, COLLECTIVELY, THE "FUNDS" [THE "FUND"]), and any separate portfolios of the FUNDS[FUND], created from time to time by action of the Trustees (each a "Portfolio" and, collectively, the "Portfolios"), as we shall from time to time reasonably request, includ-ing advice and services as to product design of the FUNDS[FUND] and Portfolios, the development of new products and services for the FUNDS[FUND] and Portfolios and such other information as will assist us in tailoring the FUNDS[FUND] and Portfolios best to meet the investment objectives and needs of the AARP membership, based upon your analysis thereof. You agree to contribute or cause to be contributed certain resources to the FUNDS[FUND] and Portfolios to assist in the organization and operation of the FUNDS[FUND] and Portfolios, including "seed money" for the FUNDS[FUND] and assistance in monitoring our activities and the services provided by Scudder Kemper Investments, Inc. and other agents of the FUNDS[FUND] and Portfolios. You agree to make available certain of your directors, officers and staff to assist in the operation of the FUNDS[FUND] and Portfolios, and, subject to their individual consent, to serve as directors and officers of the FUNDS[FUND]. You also agree to facilitate communications with and the provision of services to the AARP membership by analyzing the needs of AARP members and recommending the appropriate services and methods of communication for the purpose of disseminating information and providing services relating to the Account and the Services. For this purpose, you will arrange that there be made available to us, in accordance with AARP's policies and practices, membership lists of AARP and of AARP's publications and access to advertising space in AARP publications. Further, AARP and we have agreed to grant to the Partnership the right and license to do business under the name "AARP/Scudder Financial Management Company," and each of AARP and we have agreed to grant to the FUNDS[FUND] a license to use certain of our respective service marks.



          2. WE AGREE TO PAY YOU, AS COMPENSATION FOR THE SERVICES TO BE RENDERED BY YOU HEREUNDER, A MONTHLY FEE EQUAL TO THE MONTHLY MEMBER SERVICES FEE. THE MONTHLY MEMBER SERVICES FEE SHALL BE A MONTHLY FEE CALCULATED FOR EACH CALENDAR DAY OF EACH YEAR IN AN AMOUNT EQUAL TO THE SUM
     OF: 1/365 (1/366 IN EACH LEAP YEAR) OF .07 OF 1% OF THE AVERAGE DAILY NET ASSETS AS DEFINED BELOW OF ALL PORTFOLIOS WITHIN THE AARP INVESTMENT PROGRAM FROM SCUDDER, INCLUDING ANY NEW FUND OR PORTFOLIO WHICH MAY BE ORGANIZED IN THE FUTURE, FOR SUCH MONTH; PROVIDED THAT, FOR ANY CALENDAR MONTH DURING WHICH THE AVERAGE OF SUCH VALUES EXCEED $6 BILLION, THE FEE PAYABLE FOR THAT MONTH BASED ON THE PORTION OF THE AVERAGE OF SUCH VALUES IN EXCESS OF $6 BILLION SHALL BE 1/365 (1/366 IN EACH LEAP YEAR) OF .06 OF 1% OF SUCH PORTION; PROVIDED THAT, FOR ANY CALENDAR MONTH DURING WHICH THE AVERAGE OF SUCH VALUES EXCEED $16 BILLION, THE FEE PAYABLE FOR THAT MONTH BASED ON THE PORTION OF THE AVERAGE OF SUCH VALUES IN EXCESS OF $16 BILLION SHALL BE 1/365 (1/366 IN EACH LEAP YEAR) OF .05 OF 1% OF SUCH PORTION. THE VALUE OF THE AVERAGE DAILY NET ASSETS OF THE PORTFOLIOS SHALL BE DETERMINED IN THE MANNER SET FORTH IN THE RESPECTIVE INVESTMENT MANAGEMENT AGREEMENTS DATED AS OF SEPTEMBER 7, 1998, BETWEEN US AND EACH

     FUND. [AS YOU EXPECT TO RECEIVE ADDITIONAL COMPENSATION UNDER THE MEMBER SERVICES AGREEMENT CURRENTLY BETWEEN YOU AND THE UNDERLYING FUNDS, YOU SHALL NOT BE PAID A FEE FOR SERVICES DESCRIBED IN SECTION 1 HEREOF.]



          3. Nothing herein shall be construed as constituting you as an agent of us or of the Fund.



          4. This Agreement shall become effective as of the date hereof and shall remain in effect, with respect to each Portfolio of EACH[THE] Fund, until August 31, 1999 and shall continue in effect thereafter with respect to each Portfolio so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Trustees of EACH[THE] Fund who are not interested persons of SUCH[THE] Fund, you or us, cast in person at a meeting called for the purpose of voting on such approval; and (ii) the Trustees of EACH[THE] Fund or, with respect to each Portfolio of the Fund, the holders of a majority of the outstanding voting securities of SUCH[THE] Portfolio. In the event that the Trustees or security holders of fewer than all of the Portfolios of a Fund, fail to approve this Agreement in the manner described in the preceding sentence, this Agreement shall remain in effect only with respect to such Portfolio as do so approve this Agreement. This Agreement may, on 60 days' written notice, be terminated at any time without the payment of any penalty by us, or by the Trustees to SUCH[THE] Fund or by vote of holders of a majority of the outstanding voting securities of each Portfolio, as to a Fund, or the Portfolio, as to that Portfolio, or by you.



          5. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by either party hereto. It may be amended as to any Portfolio by mutual agreement, but only after authorization of such amendment by the affirmative vote of (i) the holders of a majority of the outstanding voting securities of such Portfolio; and (ii) the Trustees of EACH[THE] Fund, including a majority of the Trustees of SUCH[THE] Fund who are not interested persons of SUCH[THE] Fund, the Partnership, you or us, cast in person at a meeting called for the purpose of voting on such approval.


          6. This Agreement shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the Investment Company Act of 1940, as amended. As used herein the terms "interested persons," "assignments" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Investment Company Act of 1940, as amended.

     If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart hereof and return the same to us.

Very truly yours,
SCUDDER KEMPER INVESTMENTS, INC.

By:
    -----------------------------------

Managing Director

     The foregoing Agreement is hereby accepted as of the date first written above.

AARP FINANCIAL SERVICES CORP.

By:
    -----------------------------------

Title:

Accepted:
    -----------------------------------


[NAME OF TRUST(S)]


By:
    -----------------------------------

Title:


Accepted:

    -----------------------------------

                                                                      APPENDIX 1

                             AARP TRUSTS and Series

                           AARP CASH INVESTMENT FUNDS
                          AARP High Quality Money Fund

                               AARP INCOME TRUST
                           AARP Bond Fund for Income
                        AARP GNMA and U.S. Treasury Fund
                     AARP High Quality Short Term Bond Fund

                           AARP TAX FREE INCOME TRUST
                     AARP High Quality Tax Free Money Fund
                    AARP Insured Tax Free General Bond Fund

                               AARP GROWTH TRUST
                       AARP Balanced Stock and Bond Fund
                            AARP Capital Growth Fund
                            AARP Global Growth Fund
                          AARP Growth and Income Fund
                   AARP International Growth and Income Fund
                         AARP Small Company Stock Fund
                           AARP U.S. Stock Index Fund

                    AARP MANAGED INVESTMENT PORTFOLIOS TRUST
                       AARP Diversified Growth Portfolio
                 AARP Diversified Income with Growth Portfolio

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


                                                                      APPENDIX 2


                            FUND SHARES OUTSTANDING

     Holders of record of the shares of each Fund at the close of business on October 19, 1998 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting. The table below sets forth the number of shares outstanding for each Fund as of June 30, 1998.

                                                          NUMBER OF SHARES
                                                             OUTSTANDING
                        FUND                             AS OF JUNE 30, 1998
                        ----                             -------------------
AARP Balanced Stock and Bond Fund                           36,704,814.227
AARP Bond Fund for Income                                    9,030,323.339
AARP Capital Growth Fund                                    24,132,125.338
AARP Diversified Growth Portfolio                            7,007,441.713
AARP Diversified Income with Growth Portfolio                5,155,836.142
AARP Global Growth Fund                                      8,057,180.335
AARP GNMA and U.S. Treasury Fund                           295,042,936.810
AARP Growth and Income Fund                                133,062,248.228
AARP High Quality Money Fund                               495,170,398.389
AARP High Quality Short Term Bond Fund                      26,884,862.036
AARP High Quality Tax Free Money Fund                       97,892,607.405
AARP Insured Tax Free General Bond Fund                     91,612,816.182
AARP International Growth and Income Fund                    2,147,032.142
AARP Small Company Stock Fund                                5,623,762.486
AARP U.S. Stock Index Fund                                   4,555,215.124

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

                                                                      APPENDIX 3

                 BENEFICIAL OWNERS OF 5% OR MORE OF FUND SHARES


     As of June 30, 1998, 1,667,754 shares in the aggregate, or 18.46% of the outstanding shares of AARP BOND FUND FOR INCOME were held in the name of State Street Bank and Trust Company, Custodian for AARP Managed Investment Portfolios
Trust: AARP Diversified Income with Growth Portfolio, One Heritage Drive, Quincy, MA 02171, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.



     As of June 30, 1998, 1,617,295 shares in the aggregate, or 17.90% of the outstanding shares of AARP BOND FUND FOR INCOME were held in the name of State Street Bank and Trust Company, Custodian of AARP Managed Investment Portfolios
Trust: AARP Diversified Growth Portfolio, One Heritage Drive, Quincy, MA 02171, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.



     As of June 30, 1998, 458,185 shares in the aggregate, or 21.34% of the outstanding shares of AARP INTERNATIONAL GROWTH AND INCOME FUND were held in the name of State Street Bank and Trust Company, Custodian for AARP Managed Investment Portfolios Trust: AARP Diversified Growth Portfolio, One Heritage Drive, Quincy, MA 02171, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.



     As of June 30, 1998, 642,849 shares in the aggregate, or 11.40% of the outstanding shares of AARP SMALL COMPANY STOCK FUND were held in the name of State Street Bank and Trust Company, Custodian for AARP Managed Investment Portfolios Trust: AARP Diversified Growth Portfolio, One Heritage Drive, Quincy, MA 02171, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.



     As of June 30, 1998, 789,760 shares in the aggregate, or 17.33% of the outstanding shares of AARP U. S. STOCK INDEX FUND were held in the name of State Street Bank and Trust Company, Custodian for AARP Managed Investment Portfolios
Trust: AARP Diversified Growth Portfolio, One Heritage Drive, Quincy, MA 02171, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

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


                                                                      APPENDIX 4



                         FUND SHARES OWNED BY TRUSTEES+


AARP


           FUND NAME(1)            ANDERSON   ATTARD   BUTLER    CANJA   COUGHLIN     DEETS    FIEDLER   FORRESTER   MADDOX
           ------------            --------   ------   ------    -----   --------     -----    -------   ---------   ------
AARP Cash Investment Funds
 AARP High Quality Money Fund         --         --      --        --          --       --         --         --        --
AARP Income Trust
 AARP Bond Fund for Income            --         --      --        --          --       --         --         --        --
 AARP GNMA and U.S. Treasury Fund     --      1,182      --        --          --       --         85         --        --
 AARP High Quality Short Term Bond
  Fund                                --        451      --        --          --       --         --        261        --
AARP Tax Free Income Trust
 AARP High Quality Tax Free Money
  Fund                                --         --      --        --          --       --      1,101         --        --
 AARP Insured Tax Free General
  Bond Fund                           --         --      --        --          --    4,132(9)     732        213        --
AARP Growth Trust
 AARP Growth and Income Fund          --        359     151(13)   402(14)     204(15)  911(16)     --      2,880     2,058(17)
 AARP Capital Growth Fund            308        331      --        --         226(20)   --         --      2,318        --
 AARP Balanced Stock and Bond Fund    --        286      --        --          --    2,589(23)     --        822        --
 AARP Global Growth Fund             695        261      --        --         395       --         --        343        --
 AARP U.S. Stock Index Fund           --        309      --        --          --       --         --         --        --
 AARP International Growth and
  Income Fund                         --         --      --        --       1,172(26)   --         --         --        --
 AARP Small Company Stock Fund        --         --      --        --       1,206(27)   14(28)     --         --        --
AARP Managed Investment Portfolio
 Trust
 AARP Diversified Growth Portfolio    --        535      --        --          --       --         --         --        --
 AARP Diversified Income & Growth
  Portfolio                           --         --      --        --          --       --         --         --        --

                                                                                   ALL CURRENT
                                                                                     TRUSTEES
                                                                                   AND OFFICERS
           FUND NAME(1)             MYERS    SCHULZ    SHILLINGLAW    STROMBERG     AS A GROUP
           ------------             ------   ------    -----------    ---------    ------------
AARP Cash Investment Funds
 AARP High Quality Money Fund       40,383   3,499(2)     2,803           --          46,684(3)
AARP Income Trust
 AARP Bond Fund for Income             --       --        2,118           --           2,118
 AARP GNMA and U.S. Treasury Fund   5,185    1,357(4)       308(5)        --           8,118(6)
 AARP High Quality Short Term Bond
  Fund                                 --       --          431(7)        --           1,145(8)
AARP Tax Free Income Trust
 AARP High Quality Tax Free Money
  Fund                                 --       --       23,639           --          24,741
 AARP Insured Tax Free General
  Bond Fund                            --      448(10)    9,668(11)       --          15,194(12)
AARP Growth Trust
 AARP Growth and Income Fund          370    1,199(18)    1,787          872          11,177(19)
 AARP Capital Growth Fund             488      812(21)    1,544           --           6,012(22)
 AARP Balanced Stock and Bond Fund    198       68(24)    1,275           --           5,241(25)
 AARP Global Growth Fund            1,234       --          687           --           3,617
 AARP U.S. Stock Index Fund            --       --          343           --             652
 AARP International Growth and
  Income Fund                          --       --        2,455           --           3,269
 AARP Small Company Stock Fund         --       --           --           --           1,105
AARP Managed Investment Portfolio
 Trust
 AARP Diversified Growth Portfolio     --       --           --           --             535
 AARP Diversified Income & Growth
  Portfolio                            --       --           --           --              --


---------------

  + The information as to beneficial ownership is based on statements furnished to each Trust by each Trustee.



 (1) Unless otherwise noted, beneficial ownership is based on sole voting and investment power. Each Trustee's individual shareholdings of any Fund constitutes less than 1/4 of 1% of the shares outstanding of such Fund.



 (2) Mr. Schulz' total in AARP High Quality Money Fund includes 1,454 shares held with shared investment and voting power.



 (3) As a group, on June 30, 1998, the Trustees and officers' total in AARP High Quality Money Fund includes 45,230 shares held with sole investment and voting power and 1,454 shares held with shared investment and voting power.

 (4) Mr. Schulz' total in AARP GNMA U.S. Treasury Fund includes 618 shares held with shared investment and voting power.

 (5) Mr. Shillinglaw's shares in AARP GNMA U.S. Treasury Fund are held with shared investment and voting power.


 (6) As a group, on June 30, 1998, the Trustees and officers' total in AARP GNMA U.S. Treasury Fund includes 7,191 shares held with sole investment and voting power and 927 shares held with shared investment and voting power.



 (7) Mr. Shillinglaw's shares in AARP High Quality Short Term Bond Fund are held with shared investment and voting power.



 (8) As a group, on June 30, 1998, the Trustees and officers' total in AARP High Quality Short Term Bond Fund includes 713 shares held with sole investment and voting power and 431 shares held with shared investment and voting power.


 (9) Mr. Deets' shares in AARP Insured Tax Free General Bond Fund are held with shared investment and voting power.

(10) Mr. Schulz' shares in AARP Insured Tax Free General Bond Fund are held with shared investment and voting power.

(11) Mr. Shillinglaw's total in AARP Insured Tax Free General Bond Fund includes 2,122 shares held with shared investment and voting power.


(12) As a group, on June 30, 1998, the Trustees and officers' total in AARP Insured Tax Free General Bond Fund includes 8,491 shares held with sole investment and voting power and 6,703 shares held with shared investment and voting power.



(13) Mr. Butler's shares in AARP Growth and Income Fund are held with shared investment and voting power.



(14) Ms. Canja's shares in AARP Growth and Income Fund are held with shared investment and voting power.



(15) Ms. Coughlin's total in AARP AARP Growth and Income Fund includes 21 shares acquired after June 30, 1998.



(16) Mr. Deets' shares in AARP Growth and Income Fund are held with shared investment and voting power.



(17) Mr. Maddox' shares in AARP Growth and Income Fund are held with shared investment and voting power.



(18) Mr. Schulz' shares in AARP Growth and Income Fund are held with shared investment and voting power.



(19) As a group, on June 30, 1998, the Trustees and officers' total in AARP Growth and Income Fund includes 3,573 shares held with sole investment and voting power and 7,604 shares held with shared investment and voting power.


(20) Ms. Coughlin's total in AARP Capital Growth Fund includes 49 shares acquired after June 30, 1998.


(21) Mr. Schulz' total in AARP Capital Growth Fund includes 812 shares held with shared investment and voting power.



(22) As a group, on June 30, 1998, the Trustees and officers' total in AARP Capital Growth Fund includes 5,160 shares held with sole investment and voting power and 761 shares held with shared investment and voting power.



(23) Mr. Deets' shares in AARP Balanced Stock and Bond Fund are held with shared investment and voting power.



(24) Ms. Schulz' shares in AARP Balanced Stock and Bond Fund are held with shared investment and voting power.



(25) As a group, on June 30, 1998, the Trustees and officers' total in AARP Balanced Stock and Bond Fund includes 2,583 shares held with sole investment and voting power and 2,657 shares held with shared investment and voting power.



(26) Ms. Coughlin 's total in AARP International Growth and Income Fund includes 357 shares acquired after June 30, 1998.


(27) Ms. Coughlin's total in AARP Small Company Stock Fund includes 115 shares acquired after June 30, 1998.

(28) Mr. Deets' shares in AARP Small Company Stock Fund are held with shared investment and voting power.

                                                                      APPENDIX 5

                      INDIVIDUAL FUND FEE RATE, NET ASSETS
                         AND AGGREGATE MANAGEMENT FEES


                                                                        INDIVIDUAL     AGGREGATE
                                                                           FUND       MANAGEMENT
               FUND                    FISCAL YEAR      NET ASSETS      FEE RATE+      FEE PAID
               ----                    -----------      ----------      ----------    ----------
AARP Balanced Stock and Bond Fund       9/30/97       $  638,356,257       0.19%      $ 2,455,813
AARP Bond Fund for Income               9/30/97       $   58,324,146       0.28%                0
AARP Capital Growth Fund                9/30/97       $1,228,379,954       0.32%      $ 6,053,108
AARP Diversified Growth Portfolio       9/30/97       $   61,796,818        N/A               N/A
AARP Diversified Income with Growth     9/30/97       $   43,446,418        N/A               N/A
 Portfolio
AARP Global Growth Fund                 9/30/97       $  148,029,373       0.55%      $   857,229
AARP GNMA and U.S Treasury Fund         9/30/97       $4,583,980,460       0.12%      $19,228,620
AARP Growth and Income Fund             9/30/97       $6,606,012,897       0.19%      $25,101,044
AARP High Quality Money Fund            9/30/97       $  471,310,867       0.10%      $ 1,760,550
AARP High Quality Short Term Bond       9/30/97       $  454,869,518       0.19%      $ 2,287,683
 Fund
AARP High Quality Tax Free Money        9/30/97       $  102,613,893       0.10%      $   410,859
 Fund
AARP Insured Tax Free General Bond      9/30/97       $1,712,008,168       0.19%      $ 8,224,295
 Fund
AARP International Growth and           9/30/97       $   20,259,062       0.60%              0++
 Income Fund
AARP Small Company Stock Fund           9/30/97       $   50,271,473       0.55%              0++
AARP U.S. Stock Index Fund              9/30/97       $   38,085,073       0.00%              0++


------------------------------

   +The Individual Fund Fee rates shown are for each Fund's most recently completed fiscal year.


  ++After waivers and/or expense limitation.

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

                                                                      APPENDIX 6

                               DATES RELATING TO

                        INVESTMENT MANAGEMENT AGREEMENTS


                                                                                           TERMINATION
                                                              FORMER                          DATE
                                                            INVESTMENT          NEW          (UNLESS
                                               DATE OF      MANAGEMENT      INVESTMENT     CONTINUED)
                                                FORMER       AGREEMENT      MANAGEMENT       FOR NEW
                               COMMENCEMENT   INVESTMENT       LAST          AGREEMENT     INVESTMENT
                                    OF        MANAGEMENT    APPROVED BY    LAST APPROVED   MANAGEMENT
            FUND                OPERATIONS    AGREEMENT    SHAREHOLDERS     BY TRUSTEES     AGREEMENT
            ----               ------------   ----------   -------------   -------------   -----------
AARP Balanced Stock and Bond       2/1/94      12/31/97      10/22/97          8/4/98        8/31/99
  Fund
AARP Bond Fund for Income          2/1/97      12/31/97      10/22/97          8/4/98        8/31/99
AARP Capital Growth Fund         11/30/84      12/31/97      10/22/97          8/4/98        8/31/99
AARP Diversified Growth            2/1/97      12/31/97      10/22/97          8/4/98        8/31/99
  Portfolio
AARP Diversified Income with       2/1/97      12/31/97      10/22/97          8/4/98        8/31/99
  Growth Portfolio
AARP Global Growth Fund            2/1/96      12/31/97      10/22/97          8/4/98        8/31/99
AARP GNMA and U.S Treasury       11/30/84      12/31/97      10/22/97          8/4/98        8/31/99
  Fund
AARP Growth and Income Fund      11/30/84      12/31/97      10/22/97          8/4/98        8/31/99
AARP High Quality Money Fund      7/22/85      12/31/97      10/22/97          8/4/98        8/31/99
AARP High Quality Short Term     11/30/84      12/31/97      10/22/97          8/4/98        8/31/99
  Bond Fund
AARP High Quality Tax Free       11/30/84      12/31/97      10/22/97          8/4/98        8/31/99
  Money Fund
AARP Insured Tax Free General    11/30/84      12/31/97      10/22/97          8/4/98        8/31/99
  Bond Fund
AARP International Growth and      2/1/97      12/31/97      10/22/97          8/4/98        8/31/99
  Income Fund
AARP Small Company Stock Fund      2/1/97      12/31/97      10/22/97          8/4/98        8/31/99
AARP U.S. Stock Index Fund         2/1/97      12/31/97      10/22/97          8/4/98        8/31/99

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


                                                                      APPENDIX 7



                        TRUSTEES AND OFFICERS ASSOCIATED


                              WITH SCUDDER KEMPER



                                                 ASSOCIATION WITH SCUDDER
NAME                  POSITION WITH TRUSTS       KEMPER
----                  --------------------       ------------------------
Linda C. Coughlin     Chairperson, Trustee       Managing Director
Cornclia M. Small     President                  Managing Director, Vice
                                                 President
William F. Glavin,    Vice President             Senior Vice President
  Jr.
Thomas W. Joseph      Vice President             Senior Vice President
Thomas F. McDonough   Vice President, Assistant  Senior Vice President
                      Secretary
James W. Pasman       Vice President             Senior Vice President
Kathryn L. Quirk      Vice President, Treasurer  Managing Director
                      & Secretary
Howard S. Schneider   Vice President             Managing Director
John R. Hebble        Assistant Treasurer        Senior Vice President

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


                                                                      APPENDIX 8



                           FEES PAID TO SFAC AND SSC



                                                                            AGGREGATE FEE   AGGREGATE FEE
                            FUND                              FISCAL YEAR   PAID TO SFAC     PAID TO SSC
                            ----                              -----------   -------------   -------------
AARP Balanced Stock and Bond Fund                               9/30/97       $ 95,386       $1,357,972
AARP Bond Fund for Income                                       9/30/97       $      0       $        0
AARP Capital Growth Fund                                        9/30/97       $110,317       $1,889,072
AARP Diversified Growth Portfolio                               9/30/97            N/A              N/A
AARP Diversified Income with Growth Portfolio                   9/30/97            N/A              N/A
AARP Global Growth Fund                                         9/30/97       $ 95,221       $  558,504
AARP GNMA and U.S. Treasury Fund                                9/30/97       $480,845       $6,732,169
AARP Growth and Income Fund                                     9/30/97       $323,033       $6,853,791
AARP High Quality Money Fund                                    9/30/97       $ 54,052       $1,505,677
AARP High Quality Short Term Bond Fund                          9/30/97       $ 82,859       $1,455,652
AARP High Quality Tax Free Money Fund                           9/30/97       $ 30,023       $  256,965
AARP Insured Tax Free General Bond Fund                         9/30/97       $162,915       $1,741,482
AARP International Growth and Income Fund                       9/30/97              0                0
AARP Small Company Stock Fund                                   9/30/97       $ 25,445       $   93,941
AARP U.S. Stock Index Fund                                      9/30/97       $      0       $        0

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

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

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

                     [AARP Mutual Funds from Scudder Logo]


For more information, please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-248-3170.



                                                                            AARP